          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2005


                                                     REGISTRATION NO. 333-123244


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


      [X]  PRE-EFFECTIVE AMENDMENT NO. 1            [ ]  POST-EFFECTIVE AMENDMENT NO.


                        (Check appropriate box or boxes)

                               THE MAINSTAY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
              (Address of Principal Executive Offices) (Zip code)

                 REGISTRANT'S TELEPHONE NUMBER: (973) 394-4437

                         MARGUERITE E.H. MORRISON, ESQ.

                             169 LACKAWANNA AVENUE

                          PARSIPPANY, NEW JERSEY 07054
                    (Name and Address of Agent for Service)

                                    COPY TO:

                             SANDER M. BIEBER, ESQ.
                                  DECHERT LLP
                               1775 I STREET, NW
                              WASHINGTON, DC 20006

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

     No filing fee is due because an indefinite number of shares has been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                               THE MAINSTAY FUNDS

                         MAINSTAY BLUE CHIP GROWTH FUND

                               51 MADISON AVENUE

                            NEW YORK, NEW YORK 10010

                                 (800) 624-6782

                        SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 25, 2005

Dear Shareholder:

The Board of Trustees of The MainStay Funds ("Trust"), a Massachusetts business trust, has called a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of MAINSTAY BLUE CHIP GROWTH FUND ("Blue Chip Fund"). The Special Meeting is scheduled for 9:00 a.m., Eastern time, on May 25, 2005 at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, N.J. 07054.

The purpose of the Special Meeting is for shareholders to vote on the proposed combination of the Blue Chip Fund with the MainStay Large Cap Growth Fund ("Large Cap Fund") (each a "Fund" and collectively the "Funds"), also a series of the Trust, in a tax-free reorganization ("Reorganization"). The Board of Trustees of the Trust has reviewed the proposal and recommends that shareholders of the Blue Chip Fund approve the proposal.

If the proposal is approved by shareholders, you will become a shareholder of the Large Cap Fund on the date that the Reorganization occurs. The Board of Trustees believes that shareholders of the Blue Chip Fund would benefit from combining the Funds because, among other things, the Blue Chip Fund would benefit from the demonstrated expertise and capabilities of the subadviser to the Large Cap Fund, and the Large Cap Fund's stronger performance record, which in turn may lead to greater asset growth and economies of scale over the long term for shareholders of the Blue Chip Fund.

You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

After careful consideration, the Board of Trustees approved the proposal and recommends that shareholders vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the amount of shares of the Blue Chip Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on May 25, 2005. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Trust by calling toll-free 1-800-MAINSTAY (1-800-624-6782). We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          Gary E. Wendlandt
                                          President
                                          The MainStay Funds

                               THE MAINSTAY FUNDS

                         MAINSTAY BLUE CHIP GROWTH FUND

                               51 MADISON AVENUE

                            NEW YORK, NEW YORK 10010

                                 (800) 624-6782

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                       OF MAINSTAY BLUE CHIP GROWTH FUND


                           TO BE HELD ON MAY 25, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MAINSTAY BLUE CHIP GROWTH FUND ("Blue Chip Fund"), a series of The MainStay Funds (the "Trust"), will be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, N.J. 07054, on May 25, 2005, at 9:00 a.m., Eastern time.

At the Special Meeting you will be asked to consider and approve the following proposals:

     (1)   To approve an Agreement and Plan of Reorganization providing for:

          (i) the acquisition of all of the assets of the Blue Chip Fund by the MainStay Large Cap Growth Fund ("Large Cap Fund"), also a series of the Trust, in exchange for shares of the Large Cap Fund and the assumption of all liabilities of the Blue Chip Fund by the Large Cap Fund; and

          (ii)      the subsequent liquidation of the Blue Chip Fund;

     (2) To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may vote at the Special Meeting if you were the record owner of shares of the Blue Chip Fund as of the close of business on April 8, 2005 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

                                          By order of the Board of Trustees

                                          Marguerite E.H. Morrison
                                          Secretary


April 27, 2005



                               IMPORTANT NOTICE:


         PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR


           VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU


           OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER


              SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

                           PROXY STATEMENT/PROSPECTUS


                                 APRIL 27, 2005


                               THE MAINSTAY FUNDS

                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (800) 624-6782

                              PROXY STATEMENT FOR:
                         MAINSTAY BLUE CHIP GROWTH FUND

                                PROSPECTUS FOR:

                         MAINSTAY LARGE CAP GROWTH FUND

INTRODUCTION

This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Trustees of The MainStay Funds ("Trust"), a Massachusetts business trust, on behalf of the MainStay Blue Chip Growth Fund ("Blue Chip Fund"), a series of the Trust, for a Special Meeting of Shareholders of the Blue Chip Fund ("Special Meeting"). The Special Meeting will be held on May 25, 2005, at 9:00 a.m. Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, N.J. 07054. As is more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of the Blue Chip Fund into the MainStay Large Cap Growth Fund ("Large Cap Fund"), also a series of the Trust (each a "Fund" and collectively the "Funds").

As described in greater detail in this Proxy Statement/Prospectus, shareholders of the Blue Chip Fund should be aware that the Reorganization of Blue Chip Fund with and into the Large Cap Fund is the second step of a two-step transaction. The first step was the completion of a separate reorganization between the Large Cap Fund and the FMI Winslow Growth Fund ("Winslow Fund"), a series of the FMI Mutual Funds, Inc. ("FMI"), a registered investment company organized under the laws of Wisconsin and unaffiliated with the Funds ("Winslow Transaction"). The Winslow Transaction was approved by the shareholders of the Winslow Fund at a meeting held for that purpose on March 28, 2005. The closing of the Winslow Transaction was completed on March 31, 2005. Because the Large Cap Fund was formed solely for the purposes of completing the Winslow Transaction and, subsequently, the Reorganization described in this Proxy Statement/Prospectus, the Large Cap Fund had only nominal assets and no performance or financial history prior to the closing of the Winslow Transaction. However, upon the closing of the Winslow Transaction, Class A shares of the Large Cap Fund assumed the performance, financial and other historical information of the Winslow Fund.

Because shareholders of the Blue Chip Fund are being asked to approve the Reorganization Agreement that will result in a transaction in which the Blue Chip Fund shareholders will ultimately hold shares of the Large Cap Fund, this Proxy Statement also serves as a Prospectus for the Large Cap Fund. The Blue Chip Fund and the Large Cap Fund both offer Class A shares, Class B shares, and Class C shares (each a "Class"). Holders of a Class of shares of the Blue Chip Fund will receive shares of the same Class of shares of the Large Cap Fund, in an amount equal to the value of their Blue Chip Fund shares. No contingent deferred sales charge will be imposed as a result of the Reorganization.


This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization. A Statement of Additional Information ("SAI") relating to this Proxy Statement/Prospectus dated April 27, 2005, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies and restrictions of the Blue Chip Fund, see the Prospectus dated March 1, 2005 and SAI dated March 1, 2005 and revised as of April 19, 2005 for the Blue Chip Fund, each as supplemented from time to time, which are incorporated herein by reference.



Each Fund also provides periodic reports to its shareholders that highlight certain important information about the Funds, including investment results and financial information. The annual report dated October 31, 2004 for the Blue Chip Fund is incorporated herein by reference. The annual report dated June 30, 2004 and semiannual report dated December 31, 2004 for the Winslow Fund, predecessor to the Large Cap Fund, are incorporated herein by reference solely with respect to the Winslow Fund. You may receive a copy of the Blue Chip Fund's most recent Prospectus and SAI, the Large Cap Fund's Prospectus and SAI relating to this Proxy Statement/Prospectus, and annual report for the Blue Chip Fund, without charge, by contacting NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). You may receive a copy of the annual and semiannual reports for the Winslow Fund, without charge, by calling toll-free 1-800-811-5311.


You may copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY.....................................................    1
  The Reorganization........................................    1
  Board Recommendations.....................................    2
  The Trust (The MainStay Funds)............................    2
  Summary Comparison of Investment Objectives, Strategies
     and Risks..............................................    3
  Comparison of Fees and Expenses...........................    5
  Relative Performance......................................    9
  Comparison of Investment Objectives, Techniques and
     Principal Risks of Investing in the Funds..............    9
  Investment Objectives of Each Fund........................   10
  Primary Investments of Each Fund..........................   10
INFORMATION ABOUT THE REORGANIZATION........................   13
  The Reorganization Agreement..............................   13
  Reasons for the Reorganization............................   13
  Board Considerations......................................   14
  Tax Considerations........................................   15
  Expenses of the Reorganization............................   15
  Material Differences in Rights of Blue Chip Fund
     Shareholders and Large Cap Fund Shareholders...........   15
SHAREHOLDER GUIDE...........................................   15
  Before You Invest: Deciding Which MainStay Class of Shares
     to Buy.................................................   15
  Summary of Important Differences Among Share Classes......   17
  Class A Share Considerations..............................   17
  Class B Share Considerations..............................   17
  Class C Share Considerations..............................   18
  Information on Sales Charges..............................   19
  Sales Charge Reductions and Waivers on Class A Shares.....   19
  Information on Fees.......................................   22
  Compensation to Dealers...................................   22
  Buying, Selling and Exchanging MainStay Shares -- How to
     Open Your MainStay Account.............................   23
  Investment Minimums.......................................   24
  Buying and Selling MainStay Shares........................   25
  Redemptions-in-Kind.......................................   28
  The Reinvestment Privilege May Help You Avoid Sales
     Charges................................................   28
  Shareholder Services......................................   28
  General Policies..........................................   30
  Fund Earnings.............................................   34
  Understand the Tax Consequences...........................   35
ADDITIONAL INFORMATION ABOUT THE LARGE CAP FUND.............   36
  Investment Adviser........................................   36
  Investment Subadviser.....................................   36
  Portfolio Managers........................................   36
  Performance of the Large Cap Fund.........................   37
  Past Performance..........................................   37

                                                              PAGE
                                                              ----
ADDITIONAL INFORMATION ABOUT THE FUNDS......................   39
  Financial Highlights......................................   39
  Form of Organization......................................   39
  Distributor...............................................   39
  Dividends and Other Distributions.........................   39
  Capitalization............................................   40
OTHER BUSINESS..............................................   40
GENERAL INFORMATION.........................................   40
  Solicitation of Votes.....................................   41
  Quorum....................................................   41
  Vote Required.............................................   41
  Effect of Abstentions and Broker "Non-Votes"..............   41
  Adjournments..............................................   41
  Future Shareholder Proposals..............................   41
  Record Date and Outstanding Shares........................   42
  Security Ownership to Certain Beneficial Owners and
     Management.............................................   42
  Information About the Funds...............................   43
EXHIBITS....................................................
  Form of Agreement and Plan of Reorganization..............  A-1
  Financial Highlights......................................  B-1
  Performance Information...................................  C-1

                                    SUMMARY

     This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read each Fund's Prospectus.

THE REORGANIZATION

     At a meeting held on December 10, 2004, the Board of Trustees, by a majority vote, approved a series of proposals concerning the Funds. First, in order to carry out the proposed Winslow Transaction and the proposed Reorganization, the Board authorized the necessary steps to create the Large Cap Fund and register its shares with the U.S. Securities and Exchange Commission ("SEC"). Second, the Board approved an agreement and plan of reorganization between the Large Cap Fund and the Winslow Fund that provides for:

     - the transfer of all of the assets of the Winslow Fund to the Large Cap Fund in exchange for shares of beneficial interest of the Large Cap Fund;


     - the assumption by the Large Cap Fund of all of the liabilities of the Winslow Fund;


     - the distribution of the Large Cap Fund shares to the shareholders of the Winslow Fund; and

     - the liquidation of the Winslow Fund.

     Finally, the Board approved the Reorganization Agreement involving the Blue Chip Fund and the Large Cap Fund, subject to the consummation of the Winslow Transaction. Subject to the approval of the shareholders of the Blue Chip Fund, the Reorganization Agreement provides for:

     - the transfer of all of the assets of the Blue Chip Fund to the Large Cap Fund in exchange for shares of beneficial interest of the Large Cap Fund;


     - the assumption by the Large Cap Fund of all of the liabilities of the Blue Chip Fund;


     - the distribution of Large Cap Fund shares to the shareholders of the Blue Chip Fund; and

     - the liquidation of the Blue Chip Fund.


     The Board of Directors of FMI approved the Winslow Transaction in January 2005, and called a meeting of the Winslow Fund's shareholders to approve the Winslow Transaction. The Winslow Fund special meeting of shareholders was held on March 28, 2005 at which the Winslow Fund's shareholders approved the Winslow Transaction. The closing of the Winslow Transaction occurred on March 31, 2005. Shareholders of Blue Chip Fund were not asked to approve the Winslow Transaction.



     Since the creation of the Large Cap Fund was for the sole purpose of implementing the Winslow Transaction and, subsequently, the Reorganization, the Large Cap Fund had not yet commenced operations or sold its shares prior to the closing date of the Winslow Transaction and had only nominal assets, if any, as of that date. However, as part of the Winslow Transaction, the Class A shares of the Large Cap Fund acquired the assets of the Winslow Fund and assumed its liabilities. As a result, the Large Cap Fund succeeded to the performance and financial history of the Winslow Fund. THUS, INFORMATION SUCH AS PERFORMANCE, PORTFOLIO HOLDINGS, AND FINANCIAL STATEMENTS PROVIDED FOR THE CLASS A SHARES OF THE LARGE CAP FUND IN THIS PROXY STATEMENT/PROSPECTUS INCLUDES THE INFORMATION PERTAINING TO THE WINSLOW FUND PRIOR TO THE CLOSE OF THE WINSLOW TRANSACTION.


     The Reorganization of the Blue Chip Fund with and into the Large Cap Fund is scheduled to be effective upon the close of business on May 27, 2005, or on a later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of a class of shares of the Blue Chip Fund will become the owner of the number of full and fractional shares of the same class of shares of the Large Cap Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Blue Chip Fund shares as of the close of business on the Closing Date. See "INFORMATION ABOUT THE REORGANIZATION" below.

     The Reorganization will not affect your right to purchase and redeem shares, to exchange among other series of the Trust with which you would have been able to exchange prior to the Reorganization, and to receive dividends and other distributions. For more information about the characteristics of the classes of shares offered by the Funds see "HOW TO PURCHASE, SELL AND EXCHANGE SHARES" below.


     In considering whether to approve the Reorganization, you should note that the Funds have substantially similar purchase options, exchange rights and redemption procedures. The Funds have similar, but not identical, investment objectives, and there are some common portfolio holdings between the two Funds. As of March 31, 2005, 22 of the 96 securities held by the Blue Chip Fund, representing approximately 22.92% of the Blue Chip Fund's total holdings and 33.32% of the total market value of the Blue Chip Fund's equity securities, were also held by the Large Cap Fund, although these common portfolio holdings may be weighted differently in the Large Cap Fund's portfolio. While the Blue Chip Fund's portfolio holdings are generally consistent with the investment objectives of the Large Cap Fund and the Large Cap Fund may continue to hold many of these securities following the Reorganization, typically, the Large Cap Fund holds fewer securities in its portfolio than does the Blue Chip Fund.



     In addition, you should note that the Blue Chip Fund is substantially larger than the Large Cap Fund ($240.05 million in net assets for the Blue Chip Fund versus $5.42 million in net assets for the Large Cap Fund as of March 31,
2005). Nonetheless, the accounting survivor in the Reorganization will be the Large Cap Fund. This is because, following the Reorganization, the surviving Fund will have the same investment adviser and subadviser and the same investment objectives, policies and restrictions as the Large Cap Fund. In addition, the fees and expenses and the class structure of the surviving Fund also will be identical to that of the Large Cap Fund.


     As shareholders of the Large Cap Fund, shareholders will be able to continue to exchange into the MainStay Family of Funds that offer the same Class of shares in which such shareholder is currently invested.

     Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the Blue Chip Fund entitled to vote and present in person or by proxy. See "General Information" below.

BOARD RECOMMENDATIONS

     For the reasons set forth below under the heading "Reasons For the Reorganization," a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees"), has concluded that the Reorganization would be in the best interests of the shareholders of the Blue Chip Fund and that the interests of the Blue Chip Fund's existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Reorganization Agreement for approval to you, the shareholders of the Blue Chip Fund. Based on the approval of the Reorganization by a majority vote of the Board, the Board recommends that you vote FOR the Reorganization.

THE TRUST (THE MAINSTAY FUNDS)

     The MainStay Large Cap Fund is a series of the Trust, an open-end management investment company organized as a Massachusetts business trust. The Blue Chip Fund also is a series of the Trust. The Trust offers redeemable shares in different series and classes. The Blue Chip Fund offers three classes of shares: Class A, Class B and Class C shares ("Classes"). In addition to offering Class A, Class B and Class C shares, the Large Cap Fund also offers Class I, Class R1 and Class R2 shares. The Large Cap Fund's Class I, Class R1 and Class R2 shares are not affected by the Reorganization and are not discussed in this Proxy Statement/Prospectus.

SUMMARY COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     This section will help you compare the investment objectives and principal investment strategies of the Blue Chip Fund and the Large Cap Fund. Please be aware this is only a brief discussion. More information may be found in each Fund's Prospectus.

                                           BLUE CHIP FUND                        LARGE CAP FUND
                                           --------------                        --------------
INVESTMENT OBJECTIVE...........  To seek capital appreciation by       To seek long-term growth of
                                 investing primarily in securities     capital.
                                 of large-capitalization companies.
                                 Current income is a secondary
                                 investment objective.

PRINCIPAL INVESTMENT
  STRATEGIES...................  The Fund normally invests at least    The Fund invests in companies that
                                 80% of its total assets in common     have the potential for
                                 stocks and other securities issued    above-average future earnings
                                 by U.S. Blue Chip companies having    growth. Under normal circumstances,
                                 equity characteristics, such as:      the Fund invests at least 80% of
                                 - convertible debt;                   its assets in large capitalization
                                 - convertible preferred securities;   companies. These are companies
                                 - preferred stocks;                   having a market capitalization in
                                 - warrants; and                       excess of $4.0 billion at the time
                                 - rights.                             of purchase and generally are
                                 Blue Chip companies are defined as    improving their financial returns.
                                 those companies:                      The Fund's investment strategy may
                                 - possessing leading market           result in high portfolio turnover.
                                   characteristics and certain
                                   financial characteristics; and
                                 - having market capitalizations
                                 greater than $2 billion and
                                   revenues greater than $500
                                   million.
                                 Market leaders generally have
                                 superior growth prospects and
                                 leading sales within an industry
                                 and have the potential to bring
                                 about change within an industry.
                                 Blue Chip companies also generally
                                 have faster earnings growth, higher
                                 profit margins, or strong cash flow
                                 relative to their competitors.
                                 As an operating policy, the Fund
                                 may not invest more than 10% of its
                                 total assets in securities of
                                 non-U.S. issuers.
INVESTMENT PROCESS.............  The Fund invests in companies         The Fund will invest in those
                                 judged by Gabelli Asset Management    companies that Winslow Capital
                                 Company ("Gabelli"), the Fund's       Management, Inc. ("Winslow"), the
                                 subadviser, to have superior          Fund's subadviser, believes will
                                 earnings per share growth prospects   provide an opportunity for
                                 and above-average or expanding        achieving superior portfolio
                                 market shares, profit margins and     returns (i.e., returns in excess of
                                 returns on equity.                    the returns of the average stock
                                 The subadviser chooses securities     mutual fund) over the long term.
                                 for the Fund using fundamental        When purchasing stocks for the
                                 securities analysis to develop        Fund, the subadviser looks for
                                 company earnings forecasts,           companies having some or all of the
                                 selecting those securities that it    following attributes:
                                 perceives to be undervalued or to     - Consistent and sustainable future
                                 otherwise have growth potential.        growth of revenue and earnings

                                           BLUE CHIP FUND                        LARGE CAP FUND
                                           --------------                        --------------
                                 The subadviser may sell a security    - Low financial leverage with
                                 if it no longer believes the          strong cash flow
                                 security will contribute to meeting   - High return on equity/low
                                 the investment objective of the       debt-to-total capital
                                 Fund. In considering whether to       - Management focused on shareholder
                                 sell a security, the subadviser may     value
                                 evaluate, among other things,         - Dominant market leader
                                 deceleration in the earnings growth   The subadviser takes a 'bottom-up'
                                 rate, a decrease in profit margins    investment approach when selecting
                                 and other meaningful changes in the   investments for the Fund. This
                                 issuer's financial condition, the     means it bases investment decisions
                                 condition of the economy, and         on company specific factors, not
                                 changes in the condition and          general economic conditions.
                                 outlook in the issuer's industry.
PRINCIPAL RISKS................  Investment in common stocks and       Investment in common stocks and
                                 other equity securities is            other equity securities is
                                 particularly subject to the risk of   particularly subject to the risk of
                                 changing economic, stock market,      changing economic, stock market,
                                 industry and company conditions and   industry and company conditions and
                                 the risks inherent in management's    the risks inherent in management's
                                 ability to anticipate those changes   ability to anticipate those changes
                                 that can adversely affect the value   that can adversely affect the value
                                 of the Fund's holdings. The total     of the Fund's holdings.
                                 return for a convertible security     The principal risk of growth stocks
                                 will be partly dependent upon the     is that investors expect growth
                                 performance of the underlying         companies to increase their
                                 common stock into which it can be     earnings at a certain rate that is
                                 converted.                            generally higher than the rate
                                 The principal risk of growth stocks   expected for non-growth companies.
                                 is that investors expect growth       If these expectations are not met,
                                 companies to increase their           the market price of the stock may
                                 earnings at a certain rate that is    decline significantly, even if
                                 generally higher than the rate        earnings show an absolute increase.
                                 expected for non-growth companies.    Growth company stocks also
                                 If these expectations are not met,    typically lack the dividend yield
                                 the market price of the stock may     that can cushion stock prices in
                                 decline significantly, even if        market downturns.
                                 earnings show an absolute increase.   Typically, the subadviser intends
                                 Growth company stocks also            to invest substantially all of the
                                 typically lack the dividend yield     Fund's investable assets in
                                 that can cushion stock prices in      domestic securities; however, the
                                 market downturns.                     Fund is permitted to invest up to
                                                                       20% of its net assets in foreign
                                                                       securities (those issued by
                                                                       companies organized outside the
                                                                       U.S. and traded in markets outside
                                                                       the U.S.). Since the Fund may
                                                                       invest in foreign securities, it
                                                                       may be subject to various risks of
                                                                       loss that are different from the
                                                                       risks of investing in securities of
                                                                       U.S.-based companies.
                                                                       Due to its investment process, the
                                                                       Fund may experience a portfolio
                                                                       turnover rate of over 100%. Funds
                                                                       with high turnover rates (over
                                                                       100%) often have higher transaction
                                                                       costs (which are paid by the Fund)
                                                                       and may generate short-term capital
                                                                       gains (on which you will pay taxes,
                                                                       even if you do not sell any shares
                                                                       by year-end).

                                           BLUE CHIP FUND                        LARGE CAP FUND
                                           --------------                        --------------
INVESTMENT MANAGER.............  NYLIM                                 NYLIM
SUBADVISER.....................  Gabelli                               Winslow
PORTFOLIO MANAGER(S)...........  Howard F. Ward                        Clark J. Winslow, Justin Kelly,
                                                                       Bart Wear



     As the above chart illustrates, the Funds invest in substantially similar types of securities (i.e., stocks of large capitalization, growth-oriented companies). Both the Blue Chip and Large Cap Funds are categorized in the Large-Growth peer category by Morningstar, Inc. The character of each Fund's portfolio securities is similar. For example, each Fund's allocation of assets among cash, U.S. equities, non-U.S. equities and bonds is substantially similar, and each Fund's asset allocation among industries is similar. While the Blue Chip Fund and Large Cap Fund have similar investment objectives, policies and restrictions, the Large Cap Fund invests primarily in securities of companies having market capitalizations greater than $4 billion, while the Blue Chip Fund invests primarily in companies having market capitalizations of greater than $2 billion. Moreover, unlike the Large Cap Fund, the Blue Chip Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers, although neither Fund anticipates investing to a significant extent in foreign securities. In addition, Winslow, the Large Cap Fund's subadviser, employs a sell discipline that may result in the Large Cap Fund having a substantially higher portfolio turnover ratio than the Blue Chip Fund.


COMPARISON OF FEES AND EXPENSES


     The following discussion describes and compares the fees and expenses of the Funds. Expenses of the Blue Chip Fund are based upon the operating expenses for the year ended October 31, 2004. Expenses of the Large Cap Fund are estimated for the upcoming year. Pro forma fees show estimated fees of Large Cap Fund after giving effect to the Winslow Transaction and proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.


CLASS A SHARES

SHAREHOLDER FEES                                                                  PRO FORMA COMBINED
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       BLUE CHIP FUND   LARGE CAP FUND     LARGE CAP FUND
-----------------------------------------       --------------   --------------   ------------------
Maximum Sales Charge (Load) Imposed on
  Purchases...................................      5.50%            5.50%              5.50%
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)(1).......       None             None               None
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)
Exchange Fee..................................        *                *                  *
Maximum Account Fee...........................       None             None               None


ANNUAL FUND OPERATING EXPENSES                                                    PRO FORMA COMBINED
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)   BLUE CHIP FUND   LARGE CAP FUND     LARGE CAP FUND
---------------------------------------------   --------------   --------------   ------------------
Management Fees...............................       1.00%(2)         0.80%(3)           0.80%(3)
Distribution and/or Service (12b-1) Fees(4)...       0.25%            0.25%              0.25%
Other Expenses................................       0.76%            2.04%(3)           0.80%(3)
Total Annual Fund Operating Expenses..........       2.01%(2)         3.09%(3)           1.85%(3)

CLASS B SHARES

SHAREHOLDER FEES                                                                  PRO FORMA COMBINED
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       BLUE CHIP FUND   LARGE CAP FUND     LARGE CAP FUND
-----------------------------------------       --------------   --------------   ------------------
Maximum Sales Charge (Load) Imposed on
  Purchases...................................       None             None               None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)(1).......      5.00%            5.00%              5.00%
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)
Exchange Fee..................................        *                *                  *
Maximum Account Fee...........................       None             None               None


ANNUAL FUND OPERATING EXPENSES                                                    PRO FORMA COMBINED
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)   BLUE CHIP FUND   LARGE CAP FUND     LARGE CAP FUND
---------------------------------------------   --------------   --------------   ------------------
Management Fees...............................       1.00%(2)         0.80%(3)           0.80%(3)
Distribution and/or Service (12b-1) Fees(4)...       1.00%            1.00%              1.00%
Other Expenses................................       0.76%            2.04%(3)           0.80%(3)
Total Annual Fund Operating Expenses..........       2.76%(2)         3.84%(3)           2.60%(3)


CLASS C SHARES

SHAREHOLDER FEES                                                                  PRO FORMA COMBINED
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       BLUE CHIP FUND   LARGE CAP FUND     LARGE CAP FUND
-----------------------------------------       --------------   --------------   ------------------
Maximum Sales Charge (Load) Imposed on
  Purchases...................................       None             None               None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)(1).......      1.00%            1.00%              1.00%
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)
Exchange Fee..................................        *                *                  *
Maximum Account Fee...........................       None             None               None


ANNUAL FUND OPERATING EXPENSES                                                    PRO FORMA COMBINED
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)   BLUE CHIP FUND   LARGE CAP FUND     LARGE CAP FUND
---------------------------------------------   --------------   --------------   ------------------
Management Fees...............................       1.00%(2)         0.80%(3)           0.80%(3)
Distribution and/or Service (12b-1) Fees(4)...       1.00%            1.00%              1.00%
Other Expenses................................       0.76%            2.04%(3)           0.80%(3)
Total Annual Fund Operating Expenses..........       2.76%(2)         3.84%(3)           2.60%(3)


---------------


(*) Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.


(1) Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

(2) The management fee for the Blue Chip Fund is an annual percentage of the Fund's average daily net assets as follows: 1.00% up to $500 million and 0.95% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.80% on assets up to $500 million and 0.75% on assets in excess of $500 million, and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.50% of average daily net assets for Class A shares. An equivalent reduction applies to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2004, total annual fund operating expenses would have been 1.50% for Class A shares and 2.25% for Class B and C shares.


(3) The management fee for the Large Cap Fund is an annual percentage of the Fund's average daily net assets as follows: 0.800% up to $250 million; 0.750% in excess of $250 million up to $500 million; 0.725% in excess of $500 million up to $750 million; 0.700% in excess of $750 million up to $2 billion; 0.650% in excess of $2 billion up to $3 billion; and 0.600% in excess of $3 billion. NYLIM has voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.750% on assets up to $250 million. In addition, NYLIM has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.40% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. The Other Expenses shown above are projected for the current year; actual expenses may vary. If the Fund's fees and expenses for the fiscal year ending October 31, 2005 are those shown above, as a result of these voluntary waivers and/or reimbursements, total annual fund operating expenses would be 1.40% for Class A shares, 2.15% for Class B and C shares. These waivers and/or reimbursements by NYLIM are voluntary and may be discontinued at any time without notice.

(4) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

EXAMPLE

     The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay at the end of each time period shown or if you continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                                     1 YEAR                        3 YEARS                       5 YEARS              10 YEARS
                           ---------------------------   ---------------------------   ---------------------------   -----------
                                           ASSUMING                      ASSUMING                      ASSUMING
                                          REDEMPTION                    REDEMPTION                    REDEMPTION
                           ASSUMING NO   AT THE END OF   ASSUMING NO   AT THE END OF   ASSUMING NO   AT THE END OF   ASSUMING NO
FUND AND CLASS             REDEMPTION     EACH PERIOD    REDEMPTION     EACH PERIOD    REDEMPTION     EACH PERIOD    REDEMPTION
--------------             -----------   -------------   -----------   -------------   -----------   -------------   -----------
BLUE CHIP FUND
 Class A(1)..............     $743           $743          $1,146         $1,146         $1,573         $1,573         $2,759
 Class B(1)..............     $279           $779          $  856         $1,156         $1,459         $1,659         $2,910
 Class C(1)..............     $279           $379          $  856         $  856         $1,459         $1,459         $3,090
LARGE CAP FUND
 Class A(1)..............     $845           $845          $1,451         $1,451         $2,081         $2,081         $3,765
 Class B(1)..............     $386           $886          $1,172         $1,472         $1,976         $2,176         $3,909
 Class C(1)..............     $386           $486          $1,172         $1,172         $1,976         $1,976         $4,070
PRO FORMA LARGE CAP
 FUND(2)
 Class A(1)..............     $728           $728          $1,100         $1,100         $1,496         $1,496         $2,600
 Class B(1)..............     $263           $763          $  808         $1,108         $1,380         $1,580         $2,752
 Class C(1)..............     $263           $363          $  808         $  808         $1,380         $1,380         $2,934

                             10 YEARS
                           -------------
                             ASSUMING
                            REDEMPTION
                           AT THE END OF
FUND AND CLASS              EACH PERIOD
--------------             -------------
BLUE CHIP FUND
 Class A(1)..............     $2,759
 Class B(1)..............     $2,910
 Class C(1)..............     $3,090
LARGE CAP FUND
 Class A(1)..............     $3,765
 Class B(1)..............     $3,909
 Class C(1)..............     $4,070
PRO FORMA LARGE CAP
 FUND(2)
 Class A(1)..............     $2,600
 Class B(1)..............     $2,752
 Class C(1)..............     $2,934


---------------

(1) Does not reflect fee waiver.

(2) Assuming the reorganization of the Blue Chip Fund into the Large Cap Fund.

     As the above charts illustrate, the management fee for the Blue Chip Fund is an annual percentage of the Fund's average daily net assets as follows: 1.00% up to $500 million and 0.95% in excess of $500 million. In addition, NYLIM has voluntarily agreed to limit its management fee so that it does not exceed 0.80% on assets up to $500 million and 0.75% on assets in excess of $500 million, and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.50% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. This voluntary management fee waiver and expense reimbursement may be discontinued at any time without notice.

     NYLIM pays to Gabelli a subadvisory fee of 0.50% for its services as subadviser to the Blue Chip Fund.


     The management fee for the Large Cap Fund is an annual percentage of the Fund's average daily net assets as follows: 0.800% up to $250 million; 0.750% in excess of $250 million up to $500 million; 0.725% in excess of $500 million up to $750 million; 0.700% in excess of $750 million up to $2 billion; 0.650% in excess of $2 billion up to $3 billion; and 0.600% in excess of $3 billion. In addition, NYLIM has voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.750% on assets up to $250 million. In addition, NYLIM has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.40% of average daily net assets for Class A shares. An equivalent reduction applies to the Class B and C shares of the Fund. This voluntary management fee waiver and expense reimbursement may be discontinued at any time without notice.



     NYLIM will pay to Winslow an annual sub-advisory fee for its services as subadviser to the Large Cap Fund, computed daily and paid monthly, calculated on the basis of the aggregate average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, during the preceding month at an annual rate equal to:


     - 0.40% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, up to $250 million;

     - 0.35% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, from $250 million to $500 million;

     - 0.30% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, from $500 million to $750 million;

     - 0.25% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, from $750 million to $1 billion; and

     - 0.20% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, in excess of $1 billion.


     To date, the Large Cap Fund is the only investment company managed by NYLIM for which Winslow serves as subadviser.

RELATIVE PERFORMANCE


     The following table shows the average annual total return for Class A shares of the Blue Chip Fund and Class A shares of the Large Cap Fund, which includes the performance of the Winslow Fund prior to completion of the Winslow Transaction, and each Fund's comparative index for the past five years and since the inception of the Funds. As noted above, the Blue Chip Fund is substantially larger than the Large Cap Fund, and the past performance of the Large Cap Fund is no guarantee of future results of the Large Cap Fund. Performance of the Class A shares of the Large Cap Fund (when it was the Winslow Fund and reflecting the Winslow Fund's fees and expenses) has not been adjusted to reflect the estimated sales loads, fees and expenses of that class; had it been, the performance shown would have been lower. Performance data for other classes will vary based on differences in their fee and expense structures. Average annual total return is shown for each calendar year since 1999 in the case of the Blue Chip Fund (which commenced operation on June 1, 1998) and since 1996 in the case of the Large Cap Fund (which commenced operations on July 1, 1995). The indices listed below have an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.



                                                               LARGE CAP FUND
CALENDAR YEAR/                               S&P 500(R)        (FORMERLY THE     RUSSELL 1000(R)
PERIOD ENDED             BLUE CHIP FUND       INDEX(1)        WINSLOW FUND(2))   GROWTH INDEX(3)
--------------           --------------   -----------------   ----------------   ---------------
12/31/96...............         N/A             22.96               16.85             23.12
12/31/97...............         N/A             33.36               22.40             30.49
12/31/98...............         N/A             28.58               29.23             38.71
12/31/99...............       41.75             21.04               19.07             33.16
12/31/00...............       (9.89)            (9.10)             (10.24)           (22.42)
12/31/01...............      (23.77)           (11.89)             (14.98)           (20.42)
12/31/02...............      (33.91)           (22.10)             (28.87)           (27.88)
12/31/03...............       30.40             28.68               32.84             29.75
12/31/04...............        4.43             10.88               13.93              6.30


---------------

(1) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(2) For the 1996-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Winslow Fund. On October 15, 2001, FMI became the investment adviser to the Winslow Fund. Winslow has served as the portfolio manager to the Winslow Fund since 1996.

(3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

COMPARISON OF INVESTMENT OBJECTIVES, TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     The following discussion comparing investment objectives, techniques, restrictions, and principal risks of the Blue Chip Fund and the Large Cap Fund is based upon and qualified in its entirety by the respective investment objectives, techniques, restrictions and principal risks sections of this Proxy Statement/Prospectus of the Large Cap Fund and the Prospectus of the Blue Chip Fund dated March 1, 2005.

INVESTMENT OBJECTIVES OF EACH FUND

     The investment objective of the Blue Chip Fund is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective. The investment objective of the Large Cap Fund is to seek long-term growth of capital.

PRIMARY INVESTMENTS OF EACH FUND


     The Blue Chip Fund normally invests at least 80% of its total assets in common stocks and other securities issued by U.S. Blue Chip companies having equity characteristics, such as: convertible debt; convertible preferred securities; preferred stocks; warrants; and rights. Blue Chip companies are defined as those companies possessing leading market characteristics and certain financial characteristics, and having market capitalizations greater than $2 billion and revenues greater than $500 million. Market leaders generally have superior growth prospects and leading sales within an industry and have the potential to bring about change within an industry. Blue Chip companies also generally have faster earnings growth, higher profit margins, or strong cash flow relative to their competitors.


     The Large Cap Fund invests in companies that have the potential for above-average future earnings growth. Under normal circumstances, the Fund invests at least 80% of its assets in large capitalization companies. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally are improving their financial returns. The Fund's investment strategy may result in high portfolio turnover.

     Further information about each Fund's principal investment strategies and risks is set forth below.

  EQUITY SECURITIES

     Under normal conditions, each Fund invests primarily in equity securities. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange and the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

     - common and preferred stocks;

     - convertible securities; and

     - American Depositary Receipts (ADRs).

     Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

     The risks involved with investing in common stocks and other equity securities include:

     - Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

     - Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

     - Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of the Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

  INVESTMENT POLICIES

     The Blue Chip Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its total assets in "Blue Chip" companies. "Blue Chip" companies are defined as those companies:

     - possessing leading market characteristics and certain financial characteristics; and

     - having market capitalizations greater than $2 billion and revenues greater than $500 million.

     The Large Cap Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in large capitalization companies.

     While the Blue Chip Fund and Large Cap Fund have similar investment policies, the Large Cap Fund's investment policy means that it invests primarily in securities of companies having market capitalizations greater than $4 billion, while the Blue Chip Fund's investment policy causes it to invest primarily in companies having market capitalizations of greater than $2 billion. The Large Cap Fund also has achieving current income as a secondary investment objective.

     Each Fund's 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, where a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement.

  PORTFOLIO TURNOVER

     Portfolio turnover measures the amount of trading a Fund does during the year. Due to its investment process, the Large Cap Fund may experience a portfolio turnover rate of over 100%, which is substantially higher than the Blue Chip Fund. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end). The portfolio turnover rate for the Large Cap Fund is found in the Financial Highlights.

  RISK MANAGEMENT TECHNIQUES

     Each Fund may use various techniques to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency exchange forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

     These practices may be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If a subadviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.


  FOREIGN SECURITIES



     Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Fund to risks different from investing in U.S. securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.



     Foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.



     Many of the foreign securities in which a Fund invests will be denominated in foreign currency. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Fund's assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."


  LENDING OF PORTFOLIO SECURITIES

     Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a subadviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

  TEMPORARY DEFENSIVE INVESTMENTS

     In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

  NOT INSURED -- YOU COULD LOSE MONEY

     Before considering an investment in a Fund, you should understand that you could lose money. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

  NAV WILL FLUCTUATE

     The value of a Fund's shares, also known as the net asset value (NAV), fluctuates based on the value of the Fund's holdings. Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A.

     The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of the Blue Chip Fund in exchange for shares of beneficial interest of the Large Cap Fund and the assumption by the Large Cap Fund of all of the Blue Chip Fund liabilities; and (ii) the distribution of shares of the Large Cap Fund to shareholders of the Blue Chip Fund, as provided for in the Reorganization Agreement. The Blue Chip Fund will then be liquidated.

     After the Reorganization, each shareholder of the Blue Chip Fund will own shares of the Large Cap Fund having an aggregate value equal to the aggregate value of the shares in the Blue Chip Fund held by that shareholder as of the Closing Date. The Blue Chip Fund offers three classes of shares: Class A, Class B and Class C shares. In addition to offering Class A, Class B and Class C shares, the Large Cap Fund also offers Class I, Class R1 and Class R2 shares. The Large Cap Fund's Class I, Class R1 and Class R2 shares are not affected by the Reorganization and are not discussed in this Proxy Statement/Prospectus. The aggregate net asset value of Class A, Class B, Class C Large Cap Fund shares to be credited to Class A, Class B, Class C Blue Chip Fund shareholders, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares of the Blue Chip Fund of the corresponding class owned by Blue Chip Fund's shareholders on the Closing Date.

     Until the Closing Date, shareholders of the Blue Chip Fund will continue to be able to redeem or exchange their shares. Redemption requests received after the Closing Date will be treated as requests received by the Large Cap Fund for the redemption or exchange of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Blue Chip Fund and the closing of the Winslow Transaction, which occurred on March 31, 2005. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Exhibit A to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

     As part of its strategy to strengthen the MainStay Family of Funds, NYLIM has pursued the adoption of the Winslow Fund, which merged into the Large Cap Fund on March 31, 2005 as part of the Winslow Transaction. The addition of the Winslow Fund introduces a competitive, Morningstar 4-star rated Fund into the MainStay Family of Funds in the large-cap growth category. NYLIM believes that by merging the Blue Chip Fund into the Large Cap Fund, Blue Chip Fund shareholders will benefit from the strong track-record of Winslow, the Fund's subadviser, and will benefit from the Large Cap Fund's solid, long-term performance record (which includes the performance of the Winslow Fund prior to the completion of the Winslow Transaction). NYLIM also believes the adoption will provide all MainStay shareholders with greater investment options to meet their investment needs, and will benefit the overall marketability of the MainStay fund family, which it believes will benefit shareholders across the fund family.

     For these reasons, NYLIM presented the proposed Reorganization to the Board of Trustees of the Trust for consideration at a meeting held on December 10, 2004. For the reasons discussed below, the Trustees, including a majority of the Independent Trustees, determined that the interests of the shareholders of the Blue Chip Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Funds.

BOARD CONSIDERATIONS

     The Board of Trustees of the Trust, in recommending the proposed Reorganization, as well as the Winslow Transaction, considered a number of factors, including the following:


     - the nature and quality of services expected to be provided by Winslow to the Large Cap Fund, in general, and also relative to those that have been provided by the subadviser to the Blue Chip Fund, including the favorable investment performance achieved by Winslow as subadviser to the Winslow Fund and for its institutional accounts;


     - the similarity of, and differences between, the investment objectives and strategies of the Large Cap Fund with those of the Blue Chip Fund;


     - investment performance of the Large Cap Fund (when it was the Winslow
       Fund) relative to the Blue Chip Fund and to certain peer groups, with an emphasis on longer-term periods, but including certain shorter time periods as well;


     - the likelihood of increased economies of scale and other long-term benefits for the Blue Chip Fund that, in the view of fund management, may result from improved marketing and distribution efforts of the combined Fund based on, among other things, its long-term performance record;

     - the experience of the portfolio managers, and the depth of the portfolio management team, employed by Winslow to manage the Large Cap Fund;.

     - information regarding fees and expenses of the Blue Chip Fund, the Large Cap Fund, and certain peer groups, including that the Blue Chip Fund's shareholders will benefit from a lower management fee and expense ratio for the same level and quality of services from NYLIM and the opportunity to have their investment managed by Winslow;

     - relative size of the Funds;

     - whether the Reorganization would dilute the interests of the Blue Chip Fund's current shareholders;

     - fees or expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization, including that NYLIM will bear all costs associated with the Reorganization (except normal portfolio transaction costs);


     - NYLIM's willingness to implement breakpoints and a voluntary management fee waiver, and to reduce the expense cap of the Large Cap Growth Fund, after discussions with the Board;


     - alternatives to the Reorganization, including, among others, maintaining the status quo, liquidating the Blue Chip Fund, engaging a different subadviser to manage the Blue Chip Fund absent the Reorganization, and reopening the search for a different fund to be part of the Reorganization;

     - tax consequences of the Reorganization to the Blue Chip Fund and its shareholders, including the tax-free nature of the transaction; and

     - other potential benefits of the transaction to shareholders.

     The Board of Trustees also considered the future potential benefits to the Manager in that its costs to administer both Funds may be reduced if the Reorganization is approved.


     A majority of the Board and a majority of the Independent Trustees concluded that the Reorganization and the Winslow Transaction were in the best interests of shareholders. One Independent Trustee did not reach the same conclusion as the other Trustees and voted against the Reorganization involving the Blue Chip Fund and against the Winslow Transaction.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                          APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Blue Chip Fund nor its shareholders, nor the Large Cap Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, the Blue Chip Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Blue Chip Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Blue Chip Fund's shareholders.

     The Blue Chip Fund shareholders' holding period in the Large Cap Fund shares received in the Reorganization will include such shareholders' holding period of the Blue Chip shares surrendered in the Reorganization, provided that such shares were held as capital assets. The Blue Chip Fund shareholders' aggregate basis in the Large Cap Fund shares received in the Reorganization will be the same as shareholders' aggregate basis in the Blue Chip Fund.

EXPENSES OF THE REORGANIZATION

     NYLIM will bear the costs of the Reorganization (except normal portfolio transaction costs).

MATERIAL DIFFERENCES IN RIGHTS OF BLUE CHIP FUND SHAREHOLDERS AND LARGE CAP FUND SHAREHOLDERS

     Each Fund is organized as a series of a Massachusetts business trust and is governed by the same Declaration of Trust and Bylaws. As such, there are no material differences in the rights of either Fund's shareholders.

                               SHAREHOLDER GUIDE

     The following pages are intended to help you understand the costs associated with buying, holding and selling your Large Cap Fund investment.

BEFORE YOU INVEST:

  DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

     This Proxy Statement/Prospectus offers Class A, B, and C shares of the Large Cap Fund. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, the share classes available to you may vary.

     The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

     - how much you plan to invest;

     - how long you plan to hold your shares;

     - total expenses associated with each class of shares;

     - whether you qualify for any reduction or waiver of sales charge.


     As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for the Fund are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee table shows, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs is:



     - Distribution and/or service (12b-1) Fee -- named after the SEC rule that permits their payment, "12b-1 fees" are paid by the Fund to its distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.


     The key point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

     In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Large Cap Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for the Fund are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

     - Initial sales charge -- also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

     - Contingent deferred sales charge -- also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

     Distribution and/or service (12b-1) fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

              SUMMARY OF IMPORTANT DIFFERENCES AMONG SHARE CLASSES


                            CLASS A            CLASS B                      CLASS C
                            -------            -------                      -------
Initial Sales Charge         Yes                  No                           No

Contingent deferred sales   None(1)    Sliding scale during the    1% on sale of shares held
  charge                                first six years after         for one year or less
                                               purchase

Ongoing service and/or      0.25%         0.75% distribution           0.75% distribution
  distribution fee (Rule                    0.25% service                0.25% service
  12b-1 fee)                                (1.00% total)                (1.00% total)

Redemption Fee               None                None                         None

Conversion feature            No                 Yes                           No

Purchase Maximum(2)          None              $100,000                    $1,000,000


---------------


(1) Except on certain redemptions from purchases made without an initial sales charge.



(2) Per transaction. Does not apply to purchases by certain retirement plans.


     The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares of the Fund are more economical if you intend to invest larger amounts ($100,000 or more) and hold your shares long-term (more than 6 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less).

CLASS A SHARE CONSIDERATIONS


     - When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Class A Shares").


     - Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

      - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

      - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

     You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on

Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.



     - Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares may be more economical than Class B if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.



     - The more economical share class will depend on a variety of factors, including:



      - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and



      - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.



     - You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.



     - The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


     - In most circumstances, you will pay a contingent deferred sales charge
       (CDSC) if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

     - Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

     - If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

     - When you sell Class B shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.


     - Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces service and/or distribution fees to 0.25% of 1.05% of average daily net assets.



     - The Fund expects all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Fund reserves the right to modify or eliminate this share class conversion feature.


CLASS C SHARE CONSIDERATIONS

     - You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

     - In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.


     - When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.


     - Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.


     - The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

INFORMATION ON SALES CHARGES

  CLASS A SHARES

     The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                                             SALES CHARGES AS A PERCENTAGE OF     TYPICAL DEALER
                                             ---------------------------------   CONCESSION AS A %
                                             OFFERING PRICE    NET INVESTMENT    OF OFFERING PRICE
                                             ---------------   ---------------   -----------------
PURCHASE AMOUNT
Less than $50,000..........................       5.50%             5.82%              4.75%
$50,000 to $99,999.........................       4.50%             4.71%              4.00%
$100,000 to $249,999.......................       3.50%             3.63%              3.00%
$250,000 to $499,999.......................       2.50%             2.56%              2.00%
$500,000 to $999,999.......................       2.00%             2.04%              1.75%
$1,000,000 or more*........................       None              None               None

---------------

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


  SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES



     You may be eligible to buy Class A shares of the Fund at one of the reduced sales charge rates shown in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent," as described below. The Fund reserves the right to modify or eliminate these programs at any time. You may also be eligible for a waiver of the initial sales charge.


     - RIGHT OF ACCUMULATION

     A "right of accumulation" allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.

     For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in the Fund, using your right of accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate of 3.50% normally applicable to a $105,000 investment.


     For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Reduced Sales Charges for Class A Shares." in the Statement of Additional Information ("SAI").


     - LETTER OF INTENT

     Where the right of accumulation allows you to use prior investments to reach a reduced initial sales charge, a "letter of intent" allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply the right of accumulation to these purchases.


     Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of share you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent (LOI)" in the Fund's SAI.


     - YOUR RESPONSIBILITY


     To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase, if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.


     To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current offering price per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.


     More information on Class A share sales charge discounts is available in the Statement of Additional Information (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).



     - GROUP RETIREMENT PLAN PURCHASES



      You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:



      - 50 or more participants; or



      - an aggregate investment in shares of any class of the Fund of $1,000,000 or more.



      If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.



     - PURCHASES THROUGH FINANCIAL SERVICES FIRMS



      You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

     - 529 PLANS



      When shares of the Fund are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.



     - OTHER WAIVERS



      There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Fund and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003 or Shareholders who owned shares of the FMI Winslow Growth Fund on March 31, 2005. These categories are described in the SAI.



     - CONTINGENT DEFERRED SALES CHARGE



      If your initial sales charge or Class A shares is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.



      For more information about these considerations, call your financial advisor or the Fund's transfer agent, MainStay Shareholder Services (MSS), a division of NYLIM Service Company LLC and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase -- Contingent Deferred Sales Charge, Class A" in the SAI.


  CLASS B SHARES

     Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                                              CONTINGENT DEFERRED SALES
                                                                CHARGE (CDSC) AS A %
                                                                 OF AMOUNT REDEEMED
FOR SHARES SOLD IN THE:                                           SUBJECT TO CHARGE
-----------------------                                       -------------------------
First year..................................................            5.00%
Second year.................................................            4.00%
Third year..................................................            3.00%
Fourth year.................................................            2.00%
Fifth year..................................................            2.00%
Sixth year..................................................            1.00%
Thereafter..................................................            None

     There are exceptions, which are described in the Statement of Additional Information.

  CLASS C SHARES

     Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

  COMPUTING CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C

     A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

     However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

     - the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

     - the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

     - increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.


     There are exceptions, which are described in the Statement of Additional Information.



INFORMATION ON FEES


  RULE 12B-1 PLANS


     The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.


COMPENSATION TO DEALERS

     Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

     - The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

     - The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

     - From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

     - The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

     - The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

     - In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

     - The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.


     - The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.



     - Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.



     Although the Fund may use financial firms that sell Fund shares to make transactions for the Fund's portfolio, the Fund, NYLIM and Winslow will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.



     Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.



     For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.


BUYING, SELLING AND EXCHANGING MAINSTAY SHARES

  HOW TO OPEN YOUR MAINSTAY ACCOUNT

  CLASS A, B OR C SHARES


     Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. "Good order" means all the necessary information, signatures and documentation have been fully completed. If you place your order by phone, MSS must receive your completed application and check in good order within three business days.



     You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MSS receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at the Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Fund.

     When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.


     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on its behalf, must obtain the following information for each person who opens a new account:


     - Name;

     - Date of birth (for individuals);

     - Residential or business street address (although post office boxes are still permitted for mailing); and

     - Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

     FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

     After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

     The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also accept additional investments of smaller amounts at their discretion.


     The following minimums apply if you are investing in Class A, B or C shares of the Large Cap Fund:


     - $1,000 for initial and $50 for subsequent purchases of the Fund, or


     - if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.

BUYING AND SELLING MAINSTAY SHARES

 OPENING YOUR ACCOUNT -- INDIVIDUAL SHAREHOLDERS


                            HOW                                    DETAILS

BY WIRE:   You or your registered representative    The wire must include:
           should call MSS toll-free at 1-800-      - name(s) of investor(s);
           MAINSTAY (1-800-624-6782) to obtain an   - your account number; and
           account number and wiring                - Fund name and Class of shares.
           instructions. Wire the purchase amount   Your bank may charge a fee for the
           to:                                      wire transfer.
           State Street Bank and Trust Company
           - ABA #011-0000-28
           - MainStay Funds (DDA #99029415)
           - Attn: Custody and Shareholder
             Services
           To buy shares the same day, MSS must
           receive your wired money by 4 pm
           eastern time.

BY PHONE:  Have your investment professional call   - MSS must receive your application
           MSS toll-free at 1-800-MAINSTAY            and check, payable to MainStay
           (1-800-624-6782) between 8 am and 6 pm     Funds, in good order within three
           eastern time any day the New York          business days. If not, MSS can
           Stock Exchange is open. Call before 4      cancel your order and hold you
           pm eastern time to buy shares at the       liable for costs incurred in placing
           current day's NAV.                         it.
                                                    Be sure to write on your check:
                                                    - name(s) of investor(s);
                                                    - your account number; and
                                                    - Fund name and Class of shares.

BY MAIL:   Return your completed MainStay Funds     Make your check payable to:
           Application with a check for the         MainStay Funds.
           amount of your investment to:            - $1,000 minimum
           MainStay Funds                           Be sure to write on your check:
           P.O. Box 8401                            - name(s) of investor(s)
           Boston, MA 02266-8401                    - Fund name and class of shares.
           Send overnight orders to:
           MainStay Funds
           c/o Boston Financial
           Data Services
           66 Brooks Drive
           Braintree, MA 02184

BUYING ADDITIONAL SHARES OF THE FUND -- INDIVIDUAL SHAREHOLDERS


                                HOW                                DETAILS
BY WIRE:         Wire the purchase amount to:         The wire must include:
                 State Street Bank and Trust          - name(s) of investor(s);
                 Company                              - your account number; and
                 - ABA #011-0000-28                   - Fund Name and Class of shares.
                 - MainStay Funds (DDA #99029415)     Your bank may charge a fee for the
                 - Attn: Custody and Shareholder      wire transfer.
                   Services.
                 To buy shares the same day, MSS
                 must receive your wired money by 4
                 pm eastern time.

ELECTRONICALLY:  Call MSS toll-free at                Eligible investors can purchase
                 1-800-MAINSTAY                       shares by using electronic debits
                 (1-800-624-6782) between 8 am and    from a designated bank account.
                 6 pm eastern time any day the New    - The maximum ACH purchase amount
                 York Stock Exchange is open to         is $100,000.
                 make an ACH purchase; call before
                 4 pm to buy shares at the current
                 day's NAV; or
                 Visit us at www.mainstayfunds.com.

BY MAIL:         Address your order to:               Make your check payable to
                 MainStay Funds                       MainStay Funds.
                 P.O. Box 8401                        $50 minimum
                 Boston, MA 02266-8401                Be sure to write on your check:
                 Send overnight orders to:            - name(s) of investor(s);
                 MainStay Funds                       - your account number; and
                 c/o Boston Financial                 - Fund Name and Class of shares.
                 Data Services
                 66 Brooks Drive
                 Braintree, MA 02184

SELLING SHARES -- INDIVIDUAL SHAREHOLDERS


                            HOW                                    DETAILS
BY CONTACTING YOUR INVESTMENT DEALER:               - You may sell (redeem) your shares
                                                      through your Investment Dealer or by
                                                      any of the methods described below.

BY PHONE:  TO RECEIVE PROCEEDS BY CHECK:            - MSS will only send checks to the
           Call MSS toll-free at 1-800-MAINSTAY       account owner at the owner's address
           (1-800-624-6782) between 8 am and 6 pm     of record and generally will not
           eastern time any day the New York          send checks to addresses on record
           Stock Exchange is open. Call before 4      for 30 days or less.
           pm eastern time to sell shares at the    - The maximum order MSS can process by
           current day's NAV.                         phone is $100,000.
           TO RECEIVE PROCEEDS BY WIRE:             - Generally, after receiving your sell
           Call MSS toll-free at 1-800-MAINSTAY       order by phone, MSS will send the
           (1-800-624-6782) between 8 am and 6 pm     proceeds by bank wire to your
           eastern time any day the New York          designated bank account the next
           Stock Exchange is open. Eligible           business day, although it may take
           investors may sell shares and have         up to seven days to do so. Your bank
           proceeds electronically credited to a      may charge you a fee to receive the
           designated bank account.                   wire transfer.
                                                    - MSS must have your bank account
                                                      information on file.
                                                    - There is an $11 fee for wire
                                                      redemptions.
                                                    - The minimum wire transfer amount is
                                                      $1,000.
           TO RECEIVE PROCEEDS ELECTRONICALLY BY    - MSS must have your bank account
           ACH:                                       information on file.
           Call MSS toll-free at 1-800-MAINSTAY     - Proceeds may take 2-3 days to reach
           (1-800-624-6782) between 8 am and 6 pm     your bank account.
           eastern time any day banks and the New   - There is no fee from MSS for this
           York Stock Exchange are open.              transaction.
                                                    - The maximum ACH transfer amount is
                                                      $100,000.

BY MAIL:   Address your order to:                   Write a letter of instruction that
           MainStay Funds                           includes:
           P.O. Box 8401                            - your name(s) and signature(s);
           Boston, MA 02266-8401                    - your account number;
           Send overnight orders to:                - Fund name and Class of shares; and
           MainStay Funds                           - dollar or share amount you want to
           c/o Boston Financial                       sell.
           Data Services                            Obtain a MEDALLION SIGNATURE GUARANTEE
           66 Brooks Drive                          or other documentation, as required.
           Braintree, MA 02184                      There is a $15 fee for checks mailed
                                                    to you via overnight service.


TELEPHONE REDEMPTION PRIVILEGES

  CONVENIENT, YES . . . BUT NOT RISK-FREE.

     Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Fund will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MSS fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

     - all phone calls with service representatives are tape recorded, and

     - written confirmation of every transaction is sent to your address of record.

     MSS and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

  REDEMPTIONS-IN-KIND


     The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and rules and interpretations thereunder.


  THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES


     When you sell shares, you have the right -- for 90 days -- to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in shares of the same class of any MainStay Fund.


     Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

SHAREHOLDER SERVICES


  AUTOMATIC SERVICES


     Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your Investment Dealer for instructions, or by calling MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

  SYSTEMATIC INVESTING -- INDIVIDUAL SHAREHOLDERS ONLY

     MainStay offers three automatic investment plans:

  1.  AutoInvest

     If you obtain authorization from your bank, you can automatically debit your designated bank account to:

     - make regularly scheduled investments; and/or

     - purchase shares whenever you choose.

  2.  Dividend reinvestment

     Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

  3.  Payroll deductions

     If your employer offers this option, you can make automatic investments through payroll deduction.

  SYSTEMATIC WITHDRAWAL PLAN -- INDIVIDUAL SHAREHOLDERS ONLY

     Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.


     The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.


  EXCHANGING SHARES AMONG MAINSTAY FUNDS -- INDIVIDUAL SHAREHOLDERS ONLY


     You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes. If you choose to sell Class B or Class C shares and then separately buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares. In addition, the holding period for purposes of determining conversion of Class B shares into Class A shares stops until you exchange back into Class B shares of another MainStay Fund.


     You also may exchange shares of the Fund for shares of the same class, if offered, of any of the following funds, which are offered in different prospectuses:

- MainStay All Cap Growth Fund
- MainStay All Cap Value Fund
- MainStay Asset Manager Fund
- MainStay Balanced Fund
- MainStay Capital Appreciation Fund
- MainStay Cash Reserves Fund
- MainStay Common Stock Fund

- MainStay Conservative Allocation Fund

- MainStay Convertible Fund
- MainStay Diversified Income Fund
- MainStay Floating Rate Fund
- MainStay Global High Income Fund
- MainStay Government Fund

- MainStay Growth Allocation Fund

- MainStay High Yield Corporate Bond Fund
- MainStay Indexed Bond Fund
- MainStay Intermediate Term Bond Fund
- MainStay International Equity Fund
- MainStay MAP Fund
- MainStay Mid Cap Growth
- MainStay Mid Cap Opportunity Fund
- MainStay Mid Cap Value Fund

- MainStay Moderate Allocation Fund


- MainStay Moderate Growth Allocation Fund

- MainStay Money Market Fund
- MainStay S&P 500 Index Fund
- MainStay Small Cap Growth Fund
- MainStay Small Cap Opportunity Fund
- MainStay Small Cap Value Fund
- MainStay Short Term Bond Fund

- MainStay Tax Free Bond Fund

- MainStay Total Return Fund
- MainStay Value Fund

     Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).


     You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases.



     You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases. Currently, the MainStay Equity Index Fund is closed to new investors and new share purchases.

     The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders.



     In order to maintain a stable asset base in the Fund and to reduce Fund administrative expenses borne by the Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee payable to the Fund's transfer agent will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via MainStay's audio response system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed or for which tracking data is not available.



     The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.



     MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


     Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

  INVESTING FOR RETIREMENT


     You can purchase shares of the Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.



     Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.


GENERAL POLICIES

  BUYING SHARES


     - All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.


     - MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.


     - If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses of fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.


     - The Fund may, in its discretion, reject any order for the purchase of shares.

     - To limit the Fund's expenses, we no longer issue share certificates.

  SELLING SHARES

     - If you have share certificates, you must return them with a written redemption request.

     - Your shares will be sold at the next NAV calculated after MSS receives your request in good order. MSS will make the payment within seven days after receiving your request in good order.

     - If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

     - When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

     - There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

     - Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

     - Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

     - MSS requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.


     - MSS requires a written order to sell shares and a Medallion signature guarantee if:


      - MSS does not have on file required bank information to wire funds;

      - the proceeds from the sale will exceed $100,000;

      - the proceeds of the sale are to be sent to an address other than the address of record; or

      - the proceeds are to be payable to someone other than the account holder(s).

     - In the interests of all shareholders, the Fund reserves the right to:

      - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

      - change or discontinue the systematic withdrawal plan upon notice to shareholders;

      - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

      - change the minimum investment amounts.

  ADDITIONAL INFORMATION


     When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MSS immediately. If you fail to notify MSS within one year of the transaction, you may be required to bear the costs of correction.



     The policies and fees described in this Prospectus govern transactions with the MainStay Funds. When you invest through a third party -- bank, broker, 401(k), financial adviser, or supermarket -- there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.


     From time to time the MainStay Funds may close and reopen any of the Funds to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

  MEDALLION SIGNATURE GUARANTEES

     A Medallion signature guarantee helps protect against fraud. To protect your account, the Fund and MSS from fraud, Medallion signature guarantees are required to enable MSS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

     Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their Investment Dealer or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.


FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE


  DETERMINING THE FUND'S SHARE PRICES (NAV) AND THE VALUATION OF SECURITIES


     The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's portfolio securities after the close of trading on the principal markets on which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the subadviser, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.


     The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.


     The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. However, given the Fund's investments will primarily be in U.S. securities, the Fund's use of fair valuation in these circumstances should be limited.

  EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

     The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund's investment strategies or negatively impact Fund performance. For example, the Fund's Subadviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.


     The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Fund. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's polices and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans, trades within a money market fund and routine allocation and rebalancing activities made by an asset allocation fund that is affiliated with the Fund are not subject to the surveillance procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.



     The Fund, through MSS and the Distributor, maintain surveillance procedures to detect excessive or frequent trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in the Fund. The Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.



     In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.



     While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Fund's ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

  PORTFOLIO HOLDINGS INFORMATION


     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's SAI. MainStay Funds publish quarterly a list of the Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Fund's top ten holdings is made quarterly approximately 15 days after the end of each calendar quarter. The Fund's quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.


FUND EARNINGS

  DIVIDENDS AND INTEREST


     Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.


  WHEN THE FUND PAYS DIVIDENDS

     The Fund declares and distributes any dividends quarterly. Dividends are normally paid on the first business day of each month after a dividend is declared.


     If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through automatic reinvestment of dividends or capital gains.


     Seek Professional Assistance. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

  CAPITAL GAINS

     The Fund earns capital gains when it sells securities at a profit.


  WHEN THE FUND PAYS CAPITAL GAINS


     The Fund will normally distribute any capital gains to shareholders in December.

  HOW TO TAKE YOUR EARNINGS

     You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your Investment Dealer or the Fund directly. The seven choices are:

          1. Reinvest dividends and capital gains in:

          - the same Fund or

          - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

          2. Take the dividends in cash and reinvest the capital gains in the same Fund.

          3. Take the capital gains in cash and reinvest the dividends in the same Fund.

          4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

          5. Take dividends and capital gains in cash.

          6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

          7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

     If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.


     MSS reserves the right to automatically reinvest dividend distributions of less than $10.


UNDERSTAND THE TAX CONSEQUENCES

  MOST OF YOUR EARNINGS ARE TAXABLE


     Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income).



     For individual shareholders, a portion of the dividends received from the Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Fund invests do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Fund will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Fund may qualify for the corporate dividends received deduction.



     MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.


     The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.


     Buy After the Dividend Payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.



     Do Not Overlook Sales Charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.


  EXCHANGES

     An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes.

                ADDITIONAL INFORMATION ABOUT THE LARGE CAP FUND

INVESTMENT ADVISER


     NYLIM, 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the manager and administrator to the Large Cap Fund. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Trustees of the Trust. NYLIM commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.



INVESTMENT SUBADVISER



     Winslow Capital Management, Inc., 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota, ("Winslow") is the subadviser to the Fund. Under the supervision of NYLIM, Winslow is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. For these services, Winslow is paid a monthly fee by NYLIM, not the Fund.



     Winslow has been an investment adviser since 1992, and as of December 31, 2004 managed approximately $895 million in assets. The investment team of Winslow is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Winslow is controlled by Clark J. Winslow. Justin Kelly and Bart Wear, the other members of the portfolio management team, own substantial interests in the firm.


PORTFOLIO MANAGERS


     The following section provides biographical information about the Large Cap Fund's portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Large Cap Fund is available in the Fund's Statement of Additional Information. Each of the portfolio managers listed below share equal discretion with respect to decisions about buying, selling and holding securities.



     Clark J. Winslow. Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow since 1992. Mr. Winslow has 38 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.



     Justin Kelly, CFA. Mr. Kelly is a Managing Director of Winslow with responsibility for research of technology stocks. Previously, he was a Vice President co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments.



     Bart Wear, CFA. Mr. Wear is a Managing Director of Winslow and has been with the firm since 1997. He most recently was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Previously, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance.

PERFORMANCE OF THE LARGE CAP FUND

PAST PERFORMANCE


     The bar chart and table below indicate some of the risks of investing in the Large Cap Fund. Performance figures shown for Class A shares of the Large Cap Fund includes the past performance of the Winslow Fund since that Fund's inception on July 1, 1995. Such information has not been adjusted to reflect the fees and expenses of the Class A shares; had it been, the performance shown would have been lower.



     The bar chart shows you how the performance of the Fund (when it was the Winslow Fund) has varied over the last five years and since inception. As noted above, the Blue Chip Fund is substantially larger than the Large Cap Fund, and the past performance of the Large Cap Fund is no guarantee of future results. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table below shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average annual total returns reflect the maximum sales loads that would have applied to the Class A shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


ANNUAL RETURNS (BY CALENDAR YEAR 1996 -- 2004)
(BALANCED FUND BAR CHART)

1996                                                                             16.85
1997                                                                              22.4
1998                                                                             29.23
1999                                                                             19.07
2000                                                                            -10.24
2001                                                                            -14.98
2002                                                                            -28.87
2003                                                                             32.84
2004                                                                             13.93

BEST AND WORST QUARTERLY RETURNS (1996 -- 2004)


                                                              RETURN   QUARTER/YEAR
                                                              ------   ------------
Highest return/best quarter.................................   29.76%     4Q/98
Lowest return/worst quarter.................................  (20.12)%    3Q/01



     Note: For the 1996-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Winslow Fund. On October 15, 2001, FMI became the investment adviser to the Winslow Fund. Winslow has been the portfolio manager to the Winslow Fund since 1996.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)


                                                         1 YEAR   5 YEARS   LIFE OF FUND(1)
                                                         ------   -------   ---------------
LARGE CAP GROWTH FUND
  Return Before Taxes..................................   7.67%    (4.94)%        6.71%
  Return After Taxes on Distributions(1)...............   7.67%    (8.17)%        2.94%
  Return After Taxes on Distributions and Sale of Fund
     Shares(1).........................................   4.98%    (5.69)%        4.26%
RUSSELL 1000 GROWTH INDEX(2)
  (reflects no deduction for fees, expenses, or
     taxes)............................................   6.30%    (9.29)%        8.00%
S&P 500(R) INDEX(3)
  (reflects no deduction for fees, expenses, or
     taxes)............................................  10.88%    (2.30)%       10.58%


---------------

(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.


(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(3) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS

     The fiscal year end of the Blue Chip Fund and the Large Cap Fund is October 31.


     The financial highlights of the Large Cap Fund's Class A shares, contained in Exhibit B, have been derived from the Winslow Fund's financial statements audited by PricewaterhouseCoopers LLP. KPMG LLP has been selected as independent registered public accounting firm for the Large Cap Fund for the 2005 fiscal year end.



     The financial highlights of the Blue Chip Fund are contained in that Fund's annual report dated October 31, 2004, and have been derived from the financial statements audited by KPMG LLP. KPMG LLP has been selected as independent registered public accounting firm for the Blue Chip Fund for the 2005 fiscal year end.


     Information about the historical performance of the Large Cap Fund (when it was the Winslow Fund) is contained in Exhibit C.

FORM OF ORGANIZATION

     The Blue Chip Fund is a diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust. The Large Cap Fund is also a diversified series of the Trust. The MainStay Funds is governed by a Board of Trustees consisting of seven members. For more information on the history of the Funds, see the SAI.

DISTRIBUTOR

     NYLIFE Distributors LLC (the "Distributor"), whose address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the distributor for both Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Large Cap Fund and the Blue Chip Fund declare and pay dividends, if any, on a quarterly basis. Each Fund distributes capital gains annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Plan is approved by shareholders of the Blue Chip Fund, then as soon as practicable before the Closing, the Blue Chip Fund will pay its shareholders a distribution of all undistributed 2004 net investment income and undistributed realized net capital gains.

CAPITALIZATION

     The following table shows the capitalization of the Blue Chip Fund and the Large Cap Fund as of April 1, 2005, and on a pro forma basis as of that date, giving effect to the Reorganization.


                                                             AS OF APRIL 1, 2005
                                     -------------------------------------------------------------------
                                                                                         LARGE CAP FUND
                                                                          PRO FORMA     PRO FORMA AFTER
                                     BLUE CHIP FUND   LARGE CAP FUND     ADJUSTMENTS     REORGANIZATION
                                     --------------   ---------------   -------------   ----------------
NET ASSETS
Class A............................   $ 60,557,518      $5,380,977       $        --      $ 65,938,495
Class B............................   $170,367,772      $    1,985       $        --      $170,369,757
Class C............................   $  7,240,484      $    1,985       $        --      $  7,242,469
Class I(1).........................   $         --      $    1,985       $        --      $      1,985
Class R1(1)........................   $         --      $    1,985       $        --      $      1,985
Class R2(1)........................   $         --      $    1,985       $        --      $      1,985

NET ASSET VALUE PER SHARE
Class A............................   $       9.60      $     4.79       $        --      $       4.79
Class B............................   $       9.12      $     4.79       $        --      $       4.79
Class C............................   $       9.12      $     4.79       $        --      $       4.79
Class I(1).........................   $         --      $     4.79       $        --      $       4.79
Class R1(1)........................   $         --      $     4.79       $        --      $       4.79
Class R2(1)........................   $         --      $     4.79       $        --      $       4.79

SHARES OUTSTANDING
Class A............................   $  6,305,308      $1,122,224       $ 6,338,333      $ 13,765,865
Class B............................   $ 18,672,429      $      414       $16,894,956      $ 35,567,799
Class C............................   $    793,582      $      414       $   718,002      $  1,511,998
Class I(1).........................   $         --      $      414       $        --      $        414
Class R1(1)........................   $         --      $      414       $        --      $        414
Class R2(1)........................   $         --      $      414       $        --      $        414


---------------


(1) The Blue Chip Fund does not offer Class I, Class R1 or Class R2 shares.


                                 OTHER BUSINESS

     The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              GENERAL INFORMATION

     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Blue Chip Fund on or about April 11, 2005. Only shareholders of record as of the close of business on the Record Date, April 8, 2005, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

SOLICITATION OF VOTES

     Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail or other personal contact by personnel of the Trust, NYLIM and/or their affiliates.

QUORUM

     The holders of a majority of the shares entitled to vote of the Blue Chip Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Special Meeting.

VOTE REQUIRED


     Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the Blue Chip Fund, present in person or by proxy at the Special Meeting. Shareholders of the Blue Chip Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.


EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against adjournment and against the proposed Reorganization, for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter.

ADJOURNMENTS

     In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

FUTURE SHAREHOLDER PROPOSALS

     You may request inclusion in the Trust's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

RECORD DATE AND OUTSTANDING SHARES


     Only shareholders of record of the Blue Chip Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. At the close of business on the Record Date, there were 6,291,387.601 Class A shares, 18,579,097.5840 Class B shares and 769,538.221 Class C shares of the Blue Chip Fund outstanding and entitled to vote.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Unless otherwise noted below, as of the Record Date, the current officers and Trustees of the Trust in the aggregate beneficially owned less than 1% of a Class of shares of the Blue Chip Fund and the Large Cap Fund.

     As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Class identified of the Large Cap Fund and the Blue Chip Fund, respectively:


                                                                          NUMBER OF    PERCENTAGE
NAME AND ADDRESS OF OWNER                             FUND/CLASS           SHARES      OWNERSHIP
-------------------------                             ----------         -----------   ----------
Merrill Lynch Pierce Fenner & Smith Inc. --
For the Sole Benefit of its Customers
4800 Deer Lake Drive East, 3rd Fl
Jacksonville, FL 32246-6484                     Blue Chip Fund Class C    97,134.893     12.62%
Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402                         Blue Chip Fund Class C    39,070.207      5.08%
Wells Fargo Investments Llc
608 2nd Ave South, Fl 8
Minneapolis, MN 55402-1927                      Large Cap Fund Class A   120,477.818     10.45%
Wells Fargo Investments Llc
608 2nd Ave South, Fl 8
Minneapolis, MN 55402-1927                      Large Cap Fund Class A   220,033.957     19.08%
Peter R Kitchak
135 W Point Rd
Excelsior, MN 55331-9422                        Large Cap Fund Class A   107,960.496      9.36%
Winslow Capital Management Cust
Custo Profit Sh & Sal Sav Plan
FBO Clark J Winslow
400 Robert St N
Saint Paul, MN 55101-2015                       Large Cap Fund Class A    68,463.220      5.94%
New York Life Trust Company
Cust For The Ira Of Joseph B. Sculler
17117 Stare St
Northridge, Ca 91325-1648                       Large Cap Fund Class B    12,920.447     27.35%
New York Life Trust Company
Cust for the IRA of Linda E. Sculler
17117 Stare St
Northridge, CA 91325-1648                       Large Cap Fund Class B    18,901.313     40.01%
Merrill Lynch Pierce Fenner & Smith Inc --
For the Sole Benefit of its Customers
4800 Deer Lake Drive East, 3rd Fl
Jacksonville, FL 32246-6484                     Large Cap Fund Class C     4,122.274     90.56%

                                                                          NUMBER OF    PERCENTAGE
NAME AND ADDRESS OF OWNER                             FUND/CLASS           SHARES      OWNERSHIP
-------------------------                             ----------         -----------   ----------
NYLIFE Distributors Inc.
Audit Account
169 Lackawanna Ave
Parsippany NJ 07054-1007                        Large Cap Fund Class C       414.079      9.10%
MainStay Growth Allocation Fund
470 Park Ave S Rm VM
New York NY 10016-6819                          Large Cap Fund Class I    15,884.653     43.11%
MainStay Moderate Allocation Fund
470 Park Ave S Rm VM
New York NY 10016-6819                          Large Cap Fund Class I     7,842.059     21.28%
MainStay Conserv Allocation Fund
470 Park Ave S Rm VM
New York NY 10016-6819                          Large Cap Fund Class I     3,309.493      8.98%
Mainstay Moderate Growth Alloc Fd
470 Park Ave S Rm VM
New York NY 10016-6819                          Large Cap Fund Class I    9,383.7680     25.47%
NYLIFE Distributors Inc.
Audit Account
169 Lackawanna Ave
Parsippany, NJ 07054-1007                       Large Cap Fund Class R1      414.079     96.40%
NYLIFE Distributors Inc.
Audit Account
169 Lackawanna Ave
Parsippany, NJ 07054-1007                       Large Cap Fund Class R2      414.079     96.40%


     The votes of the shareholders of the Large Cap Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

INFORMATION ABOUT THE FUNDS

     Each Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

                                   EXHIBIT A

                               THE MAINSTAY FUNDS

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of May, 2005 by and between The MainStay Funds, a Massachusetts business trust ("Trust"), with its principal place of business at 51 Madison Avenue, New York, New York 10010, on behalf of the MainStay Blue Chip Growth Fund, a separate series of the Trust ("Acquired Fund"), and the Trust on behalf of the MainStay Large Cap Growth Fund, a separate series of the Trust ("Acquiring Fund").

     WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end investment company of the management type registered pursuant to the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code").

     WHEREAS, the contemplated reorganization and liquidation will consist of
(1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares") corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund Class I shares are not participating in the Reorganization as the Acquired Fund does not have any outstanding Class I shares.

     WHEREAS, the Trust, on behalf of he Acquiring Fund, has entered into a separate Agreement and Plan of Reorganization with FMI Mutual Funds, Inc., a registered investment company, on behalf of its series, FMI Winslow Growth Fund ("Winslow Fund"), whereby it is contemplated that the Winslow Fund will merge with and into the Acquiring Fund ("Winslow Agreement"), and, but for the closing of that reorganization, the Acquiring Fund has had no assets (other than the seed capital that may be required by Section 14(a) of the 1940 Act) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of reorganization described in the Winslow Agreement;

     WHEREAS, the Acquired Fund may own securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Trust have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer, and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the Trust also have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer, and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

     1.1 Subject to the requisite approval of the Acquired Fund's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets with respect to each corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

     1.2 The property and assets of the Trust attributable to the Acquired Fund and to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date, as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

     1.3 The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Trust, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph
3.1 ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and (b) completely liquidate. Such distribution and liquidation shall be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C Acquired Fund Shares will thereafter represent interests in a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class C Acquiring Fund Shares in connection with the Reorganization.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

     1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     2.  Valuation

     2.1 The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board of Trustees.

     2.2 The net asset value of a Class A, Class B and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3 The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B and Class C of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a corresponding Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by New York Life Investment Management LLC, in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund's record keeping agent and by each Fund's independent accountants.

     3.  Closing and Closing Date

     3.1 The Closing Date shall be May 27, 2005 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The "close of business" on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

     3.2 The Trust shall direct The Bank of New York, as custodian for the Acquired Fund ("Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Trust shall direct NYLIM Service Company, LLC, in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of outstanding Class A, Class B and Class C shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring FundShares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing the Trust shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

     4.  Representations and Warranties

     4.1 Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Trust on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

          (a) The Acquired Fund is duly established as a series of the Trust, which is a business trust duly organized, existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust, as amended from time to time, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof.

          (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Class A, Class B and Class C Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, state securities laws, and the Hart-Scott-Rodino Act.

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date.

          (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust's knowledge, threatened against the Trust, with respect to the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.


          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2004 have been audited by KPMG LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent accrued or otherwise liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2004, will be when sent to Acquired Fund shareholders in the regular course in accordance with GAAP consistently applied, and such statements (true and correct copies of which will be furnished to the Trust) will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date will be disclosed therein.


          (j) Since October 31, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

          (k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has elected to be treated as such, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing

     Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date.

          (m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding the Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its assets to ensure that at any time prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

          (n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

          (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

          (a) The Acquiring Fund is duly established as a series of the Trust, which is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with the power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement.

          (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B and Class C Acquiring Fund Shares under the 1933 Act, will be in full force and effect as of the Closing Date.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) On the Closing Date, the Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing.

          (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

          (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.


          (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 2004, then a series of a FMI Mutual Funds, Inc., have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.


          (i) Since June 30, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund's shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund's liabilities, or the redemption of the Acquiring Fund's shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

          (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.

          (l) All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. The Class A, Class B and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund.

          (n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of the Trust and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

          (p) The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.5 (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

     5.  Covenants of the Acquiring Fund and the Acquired Fund

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

     5.5. Subject to the provisions of this Agreement, each of the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Acquiring Fund will provide the Acquired Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Class A, Class B and Class C Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund each covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

     5.11 The Acquiring Fund shall not change its Declaration of Trust, prospectus or statement of additional information prior to Closing so as to restrict permitted investments for the Acquiring Fund prior to the Closing, except as required by the Commission.

     6.  Conditions Precedent to Obligations of the Acquired Fund

     The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2. The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

     6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

     6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

     7.  Conditions Precedent to Obligations of the Acquiring Fund

     The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2. The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and liabilities, as of the Closing Date, including a scheduled of investments, certified by the Treasurer of the Trust. The Trust shall have executed and delivered all such assignments and other instruments of transfer as may reasonably be deemed necessary or desirable in order to vest in and confirm (a) the Acquired Fund's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     7.3 The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date.

     7.4. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of their investment company taxable income and all of their net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, to refuse to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, may not waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the Company's or the Trust's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 As of the Closing Date, the Acquired Fund shall have closed on the reorganization with the Winslow Fund in accordance with the terms of the Winslow Agreement.

     8.6 The parties shall have received the opinion of counsel to the Trust, on behalf of the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Trust of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust, on behalf of either the Acquired Fund or the Acquiring Fund may not waive the condition set forth in this paragraph 8.6.

     8.7 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

     9.  Indemnification

     9.1 The Trust, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Trust (or the Acquiring Fund) is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

     9.2 The Trust, out of the Acquired Fund's assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Directors or officers prior to the Closing Date, provided that such indemnification by the Trust (or the Acquired Fund) is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

     10.  Brokerage Fees and Expenses

     10.1 The Trust, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The expenses relating to the Reorganization will be borne solely by New York Life Investment Management LLC and its affiliates. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing preparation of the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding a shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     11.  Entire Agreement; Survival of Warranties

     11.1 The Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Section 9 shall survive the Closing.

     12.  Termination

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

     13.  Amendments

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either the Acquired Fund or the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust, pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B and Class C Acquiring Fund Shares to be issued to the Class A, Class B and Class C Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

     14.  Notices

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust, 169 Lackawanna Avenue, Parsippany, N.J. 07054, Attn: Marguerite E.H. Morrison, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Sander M. Bieber.

     15.  Headings; Governing Law; Assignment; Limitation of Liability

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

     15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

THE MAINSTAY FUNDS, ON BEHALF OF ITS SERIES     THE MAINSTAY FUNDS, ON BEHALF OF ITS   SERIES

MAINSTAY BLUE CHIP GROWTH FUND                  MAINSTAY LARGE CAP GROWTH FUND

BY:                                             BY:
---------------------------------------------   ---------------------------------------------

TITLE:                                          TITLE:
---------------------------------------------   ---------------------------------------------

With respect to Section 10.2 of this Agreement, Accepted and

Acknowledged by:


New York Life Investment Management LLC


By:
-------------------------------------------------

Name:
----------------------------------------------

Title:
-----------------------------------------------

                                   EXHIBIT B


                              FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the Large Cap Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Large Cap Fund (assuming reinvestment of all dividends and distributions).



     The Fund commenced operations on July 1, 1995 as the Winslow Fund. Upon the completion of the reorganization of the Winslow Fund with and into the Fund on March 31, 2005, the Class A shares of the Fund assumed the performance, financial and other historical information of the Winslow Fund. The Winslow Fund had a fiscal year end of June 30. The Large Cap Growth Fund has a fiscal year end of October 31. The information provided is for the Fund's Class A shares. This information for the years ended 2000 through 2004 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Large Cap Fund's financial statements (when it was the Winslow Fund), are included in the annual report of the Winslow Fund, which is available upon request by calling 1-800-811-5311.



     Since the Class B and C shares of the Fund had not commenced operations as of the date of this Prospectus, no financial highlights for those classes are available.



                                     FOR THE
                                    SIX MONTH
                                   PERIOD ENDED              FOR THE YEAR ENDED JUNE 30,
                                   DECEMBER 31,    ------------------------------------------------
                                       2004         2004      2003      2002       2001      2000
                                   ------------    ------    ------    -------    ------    -------
                                   (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  year...........................     $ 4.69       $ 3.96    $ 3.92    $  5.07    $11.62    $ 15.60
Income from investment
  operations:
  Net investment loss(a).........       0.00*       (0.03)    (0.03)     (0.03)    (0.05)     (0.08)
  Net realized and unrealized
     gains (losses) on
     investments.................       0.38         0.76      0.07      (1.12)    (1.94)      2.52
                                      ------       ------    ------    -------    ------    -------
Total from investment
  operations.....................       0.38         0.73      0.04      (1.15)    (1.99)      2.44
Less distributions:
  Dividend from net investment
     income......................         --           --        --         --        --         --
  Distributions from net realized
     gains.......................         --           --        --         --     (4.56)     (6.42)
                                      ------       ------    ------    -------    ------    -------
Total from distributions.........         --           --        --         --     (4.56)     (6.42)
Net asset value, end of year.....     $ 5.07       $ 4.69    $ 3.96    $  3.92    $ 5.07    $ 11.62
TOTAL RETURN.....................       8.10%**     18.43%     1.02%    (22.53)%  (20.54)%    22.55%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
     000's $)....................     $5,378       $4,926    $3,972    $ 4,144    $5,860    $12,151
  Ratio of expenses (after
     reimbursement) to average
     net assets(b)...............       1.30%***     1.30%     1.30%      1.30%     1.30%      1.29%
  Ratio of net investment loss to
     average net assets(c).......        .15%***    (0.77)%   (0.74)%    (0.73)%   (0.70)%    (0.65)%
  Portfolio turnover rate........      45.45%       94.10%   108.42%     70.55%   111.99%    123.92%

---------------


(a) Net investment income (loss) per share is calculated using average shares outstanding.



(b) Computed after giving effect to an expense limitation undertaking by Fiduciary Management, Inc., the Fund's former investment adviser, in effect during the period. If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, 3.39%, 2.78%,
     3.17%, 2.71%, 1.87% and 1.54%, respectively.



(c) If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, (1.94%), (2.25%), (2.61%), (2.14%),
     (1.27%) and (0.90%), respectively.



*   Amount less than $0.005 per share.



**  Not Annualized.



*** Annualized.

                                   EXHIBIT C

     The following are excerpts from the Annual Report of the Large Cap Fund (when it was the Winslow Fund) for the fiscal period ended June 30, 2004.

     During the twelve months ended June 30, 2004, your Fund gained 18.43%, compared with the Russell 1000 Growth index increase of 17.88%. Covering a period when lower quality, lower price stocks led the recovery from the bear market bottom, it was a challenge to be ahead of the Index given the Fund's emphasis on quality. In the second quarter of 2004, the portfolio gained 1.96% versus 1.94% for the Russell 1000 Growth Index.

     The moderate overweight in Technology and stock selection were helpful. Gains in Yahoo! Inc., Maxim Integrated Products, Inc., eBay Inc. and VeriSign, Inc. outweighed the moderate disappointment in AmdocsLtd. which was sold. Although we were underweight in Consumer Staples, our strong overweighting in Avon Products, Inc. was additive. Our Healthcare weighting and stock selection were neutral to performance. Financials were a moderate drag, led by Citigroup Inc. down 9%. Also, as consumer spending slowed in the spring, there was a modest pullback in our retailers Lowe's Companies, Inc. and Bed Bath & Beyond Inc., but their earnings growth continues strong. The disappointment in the second quarter was the 19% decline in Career Education Corp. caused by allegations from some former employees in a lawsuit. Given that uncertainty and exercising our risk control, we sold the stock, realizing a year-to-date gain of 14%.

     The geopolitical situation and upcoming U.S. elections have several pluses and minuses which, on balance at this time, do not sway our investment outlook. With the S&P 500 selling around 16.5 times our estimate of prospective 2005 earnings, we maintain our belief the overall valuation seems reasonable. We will closely monitor the risks to this outlook. In the meantime, we will continue to emphasize our stock picking skills looking for good businesses with improving return on invested capital.

INVESTMENT AND PERFORMANCE COMPARISON

     Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN


  FMI WINSLOW GROWTH FUND, RUSSELL 1000 GROWTH INDEX AND STANDARD & POOR'S 500
                                  STOCK INDEX


                                      LOGO


 * The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.



** The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

                                     PART B

                               THE MAINSTAY FUNDS


                         MAINSTAY LARGE CAP GROWTH FUND


                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 27, 2005


Acquisition of the Assets and Liabilities of MainStay Blue Chip Growth Fund
("Blue Chip Fund")
(a series of The MainStay Funds)
51 Madison Avenue
New York, New York 10010

By and in Exchange for Shares of
MainStay Large Cap Growth Fund
("Large Cap Fund")
(a series of The MainStay Funds)
51 Madison Avenue
New York, New York 10010

     This Statement of Additional Information is available to the shareholders of the Blue Chip Fund in connection with a proposed transaction whereby all of the assets and liabilities of the Blue Chip Fund will be transferred to the Large Cap Fund in exchange for shares of the Blue Chip Fund.

     This SAI includes the accompanying pro forma financial statements and related notes and also incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:


          1. The Statement of Additional Information for the Large Cap Fund dated March 31, 2005, as revised April 19, 2005 (Accession Number 0000950123-05-004751);



          2. The Statement of Additional Information for the Blue Chip Fund dated March 1, 2005, as revised April 19, 2005 (Accession Number 0000950123-05-004750);


          3. The financial statements of the Blue Chip Fund as included in the Fund's Annual Report filed for the year ended October 31, 2004 (Accession Number 0000950123-05-000175);

          4. The financial statements of the Large Cap Fund (when it was the FMI Winslow Growth Fund) as included in the Annual Report of FMI Mutual Funds, Inc. filed for the year ended June 30, 2004 (Accession Number 0000898531-04-000233); and

          5. The financial statements (unaudited) of the Large Cap Fund (when it was the FMI Winslow Growth Fund) as included in the Winslow Fund's Semi-Annual Report filed by the FMI Mutual Funds, Inc. for the year ended December 31, 2004 (Accession Number 0000898531-05-000114).

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated April 11, 2005, relating to the reorganization of the Blue Chip Fund may be obtained, without charge, by contacting NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


     Shown below are financial statements for each Fund and pro forma financial statements for the combined Large Cap Fund, assuming the Reorganization is consummated, as of April 1, 2005. The first table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Large Cap Fund. The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Large Cap Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Large Cap Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

PORTFOLIO OF INVESTMENTS


April 1, 2005 unaudited



LARGE CAP   BLUE CHIP                                                           LARGE CAP     BLUE CHIP
 GROWTH       GROWTH     PRO FORMA                                                GROWTH        GROWTH       PRO FORMA
 SHARES       SHARES       SHARES     COMMON STOCKS (96.1%)                       VALUE         VALUE          VALUE
------------------------------------------------------------------------------------------------------------------------
                                      AEROSPACE & DEFENSE (4.6)%
     --         25,700       25,700   General Dynamics Corp. .................  $       --   $  2,771,745   $  2,771,745
     --         40,000       40,000   L-3 Communications Holdings, Inc. ......          --      2,836,400      2,836,400
     --         55,000       55,000   United Technologies Corp. ..............          --      5,551,700      5,551,700
                                                                                ----------   ------------   ------------
                                                                                        --     11,159,845     11,159,845
                                                                                ----------   ------------   ------------
                                      AIR FREIGHT & LOGISTICS (1.8%)
     --         30,000       30,000   C.H. Robinson Worldwide, Inc. ..........          --      1,536,600      1,536,600
     --         25,000       25,000   Expeditors International of Washington,
                                      Inc. ...................................          --      1,321,500      1,321,500
     --         20,000       20,000   United Parcel Service, Inc. Class B.....          --      1,438,000      1,438,000
                                                                                ----------   ------------   ------------
                                                                                        --      4,296,100      4,296,100
                                                                                ----------   ------------   ------------
                                      AUTOMOBILES (0.9%)
     --         40,000       40,000   Harley-Davidson, Inc. ..................          --      2,271,200      2,271,200
                                                                                ----------   ------------   ------------
                                      BEVERAGES (2.1%)
     --         95,000       95,000   PepsiCo., Inc. .........................          --      5,012,200      5,012,200
                                                                                ----------   ------------   ------------
                                      BIOTECHNOLOGY (5.1%)
     --         30,000       30,000   Affymetrix, Inc.(a).....................          --      1,269,000      1,269,000
  1,100         95,800       96,900   Amgen, Inc.(a)..........................      63,228      5,506,584      5,569,812
  1,000          5,000        6,000   Cephalon, Inc.(a).......................          --        231,050        231,050
     --         45,000       45,000   Genetech, Inc.(a).......................      56,280      2,532,600      2,588,880
     --         30,000       30,000   Genzyme Corp.(a)........................          --      1,679,700      1,679,700
     --         15,000       15,000   Invitrogen Corp.(a).....................          --      1,014,600      1,014,600
                                                                                ----------   ------------   ------------
                                                                                   119,508     12,233,534     12,353,042
                                                                                ----------   ------------   ------------
                                      CAPITAL MARKETS (5.0%)
  1,400             --        1,400   Franklin Resources, Inc. ...............      95,410             --         95,410
    900         23,800       24,700   Goldman Sachs Group, Inc. (The).........      98,370      2,601,340      2,699,710
    900             --          900   Investors Financial Services Corp. .....      44,136             --         44,136
    900         61,700       62,600   Merrill Lynch & Co., Inc. ..............      50,355      3,452,115      3,502,470
     --         54,900       54,900   Northern Trust Corp. ...................          --      2,368,386      2,368,386
     --         78,400       78,400   State Street Corp. .....................          --      3,398,640      3,398,640
                                                                                ----------   ------------   ------------
                                                                                   288,271     11,820,481     12,108,752
                                                                                ----------   ------------   ------------
                                      COMMERCIAL SERVICES & SUPPLIES (0.1%)
  1,300             --        1,300   Apollo Group, Inc. Class A(a)...........      95,732             --         95,732
  2,500             --        2,500   Manpower, Inc. .........................     107,025             --        107,025
    300             --          300   Strayer Education, Inc. ................      33,642             --         33,642
                                                                                ----------   ------------   ------------
                                                                                   236,399             --        236,399
                                                                                ----------   ------------   ------------
                                      COMMUNICATIONS EQUIPMENT (1.6%)
  6,300        124,400      130,700   Cisco Systems, Inc.(a)..................     111,447      2,200,636      2,312,083
  2,400             --        2,400   Comverse Technology, Inc. ..............      59,832             --         59,832
  7,700             --        7,700   Corning, Inc. ..........................      85,778             --         85,778
  2,300             --        2,300   Juniper Networks, Inc. .................      49,496             --         49,496
  4,100         37,800       41,900   QUALCOMM, Inc. .........................     145,714      1,343,412      1,489,126
                                                                                ----------   ------------   ------------
                                                                                   452,267      3,544,048      3,996,315
                                                                                ----------   ------------   ------------
                                      COMPUTERS & PERIPHERALS (1.9%)
  4,700        114,800      119,500   Dell, Inc.(a)...........................     178,741      4,365,844      4,544,585
  2,500             --        2,500   Network Appliance, Inc.(a)..............      68,150             --         68,150
                                                                                ----------   ------------   ------------
                                                                                   246,891      4,365,844      4,612,735
                                                                                ----------   ------------   ------------

LARGE CAP   BLUE CHIP                                                           LARGE CAP     BLUE CHIP
 GROWTH       GROWTH     PRO FORMA                                                GROWTH        GROWTH       PRO FORMA
 SHARES       SHARES       SHARES     COMMON STOCKS (CONTINUED)                   VALUE         VALUE          VALUE
------------------------------------------------------------------------------------------------------------------------
                                      CONSTRUCTION & ENGINEERING (0.9%)
     --         40,000        4,000   Fluor Corp. ............................  $       --   $  2,228,000   $  2,228,000
                                                                                ----------   ------------   ------------
                                      CONSUMER FINANCE (0.9%)
     --         40,000       40,000   American Express Co. ...................          --      2,036,000      2,036,000
  3,300             --        3,300   SLM Corp. ..............................     162,030             --        162,030
                                                                                ----------   ------------   ------------
                                                                                   162,030      2,036,000      2,198,030
                                                                                ----------   ------------   ------------
                                      DIVERSIFIED FINANCIAL SERVICES (2.3%)
  1,800        125,000      126,800   Citigroup, Inc. ........................      80,316      5,577,500      5,657,816
                                                                                ----------   ------------   ------------
                                      ELECTRICAL EQUIPMENT (0.7%)
     --         30,000       30,000   Rockwell Automation, Inc. ..............          --      1,696,800      1,696,800
                                                                                ----------   ------------   ------------
                                      ENERGY EQUIPMENT & SERVICES (1.8%)
  1,100         35,000       36,100   Schlumberger Ltd. ......................      78,782      2,506,700      2,585,482
     --         35,000       35,000   Transocean, Inc. .......................          --      1,863,050      1,863,050
                                                                                ----------   ------------   ------------
                                                                                    78,782      4,369,750      4,448,532
                                                                                ----------   ------------   ------------
                                      FOOD & STAPLES RETAILING (7.8%)
     --         35,000       35,000   Costco Wholesale Corp. .................          --      1,536,150      1,536,150
     --         90,000       90,000   Sysco Corp. ............................          --      3,193,200      3,193,200
  2,000        100,000      102,000   Wal-Mart Stores, Inc. ..................      97,980      4,899,000      4,996,980
  2,000        120,000      122,000   Walgreen Co. ...........................      87,420      5,245,200      5,332,620
     --         40,000       40,000   Whole Foods Market......................          --      4,012,800      4,012,800
                                                                                ----------   ------------   ------------
                                                                                   185,400     18,886,350     19,071,750
                                                                                ----------   ------------   ------------
                                      HEALTH CARE EQUIPMENT & SUPPLIES (8.3%)
    700         25,000       25,700   Alcon, Inc. ............................      61,845      2,208,750      2,270,595
     --         30,000       30,000   Biomet, Inc. ...........................          --      1,072,500      1,072,500
     --         50,000       50,000   Edwards Lifesciences Corp.(a)...........          --      2,161,500      2,161,500
  2,700         20,000       22,700   Fisher Scientific International,
                                      Inc.(a).................................     151,605      1,123,000      1,274,605
     --         10,000       10,000   IDEXX Laboratories, Inc.(a).............          --        543,700        543,700
    900        100,000      100,900   Medtronic, Inc. ........................      45,459      5,051,000      5,096,459
  2,500         60,000       62,500   St. Jude Medical, Inc.(a)...............      87,650      2,103,600      2,191,250
     --         40,000       40,000   Stryker Corp. ..........................          --      1,766,000      1,766,000
  1,100         50,000       51,100   Zimmer Holdings, Inc.(a)................      82,137      3,733,500      3,815,637
                                                                                ----------   ------------   ------------
                                                                                   428,696     19,763,550     20,192,246
                                                                                ----------   ------------   ------------
                                      HEALTH CARE PROVIDERS & SERVICES (3.0%)
  5,100         75,000       80,100   Caremark Rx, Inc.(a)....................     203,031      2,985,750      3,188,781
     --         10,000       10,000   Express Scripts, Inc.(a)................          --        854,200        854,200
  2,200         30,000       32,200   UnitedHealth Group, Inc. ...............     210,826      2,874,900      3,085,726
    600             --          600   Wellpoint, Inc.(a)......................      74,790             --         74,790
                                                                                ----------   ------------   ------------
                                                                                   488,647      6,714,850      7,203,497
                                                                                ----------   ------------   ------------
                                      HOTELS, RESTAURANTS, & LEISURE (1.2%)
  2,200             --        2,200   Carnival Corp. .........................     111,716             --        111,716
     --         45,000       45,000   Cheesecake Factory (The)(a).............          --      1,573,650      1,573,650
  1,100             --        1,100   Royal Caribbean Cruises Ltd. ...........      48,697             --         48,697
     --         25,000       25,000   Starbucks Corp.(a)......................          --      1,284,000      1,284,000
                                                                                ----------   ------------   ------------
                                                                                   160,413      2,857,650      3,018,063
                                                                                ----------   ------------   ------------
                                      HOUSEHOLD DURABLES (0.4%)
     --         10,000       10,000   Harman International Industries,
                                      Inc. ...................................          --        884,600        884,600
                                                                                ----------   ------------   ------------
                                      HOUSEHOLD PRODUCTS (2.0%)
  2,200         90,000       92,200   Procter & Gamble Co. (The)..............     115,742      4,734,900      4,850,642
                                                                                ----------   ------------   ------------

LARGE CAP   BLUE CHIP                                                           LARGE CAP     BLUE CHIP
 GROWTH       GROWTH     PRO FORMA                                                GROWTH        GROWTH       PRO FORMA
 SHARES       SHARES       SHARES     COMMON STOCKS (CONTINUED)                   VALUE         VALUE          VALUE
------------------------------------------------------------------------------------------------------------------------
                                      INDUSTRIAL CONGLOMERATES (2.5%)
  3,700             --        3,700   General Electric Co. ...................  $  131,239   $         --   $    131,239
  1,100         70,000       71,100   3M Co. .................................      93,632      5,958,400      6,052,032
                                                                                ----------   ------------   ------------
                                                                                   224,871      5,958,400      6,183,271
                                                                                ----------   ------------   ------------
                                      INTERNET & CATALOG RETAIL (0.0%)(B)
  2,200             --        2,200   eBay, Inc.(a)...........................      81,554             --         81,554
                                                                                ----------   ------------   ------------
                                      INTERNET SOFTWARE & SERVICES (0.1%)
    500             --          500   Google, Inc.(a).........................      90,000             --         90,000
  4,100             --        4,100   VeriSign, Inc.(a).......................     114,472             --        114,472
  1,900             --        1,900   Yahoo!, Inc.(a).........................      65,113             --         65,113
                                                                                ----------   ------------   ------------
                                                                                   269,585             --        269,585
                                                                                ----------   ------------   ------------
                                      IT SERVICES (1.5%)
     --         55,000       55,000   CheckFree Corp.(a)......................          --      2,200,000      2,200,000
     --         45,000       45,000   Iron Mountain, Inc.(a)..................          --      1,280,700      1,280,700
  1,800             --        1,800   Paychex, Inc. ..........................      58,014             --         58,014
                                                                                ----------   ------------   ------------
                                                                                    58,014      3,480,700      3,538,714
                                                                                ----------   ------------   ------------
                                      MACHINERY (4.5%)
     --         40,000       40,000   Catepillar, Inc. .......................          --      3,606,000      3,606,000
  2,200             --        2,200   Danaher Corp. ..........................     115,720             --        115,720
     --         25,000       25,000   Deere & Co. ............................          --      1,656,000      1,656,000
    500             --          500   Illinois Tool Works, Inc. ..............      44,630             --         44,630
     --         35,000       35,000   Ingersoll-Rand Co. Class A..............          --      2,790,200      2,790,200
     --         30,000       30,000   ITT Industries, Inc. ...................          --      2,724,000      2,724,000
                                                                                ----------   ------------   ------------
                                                                                   160,350     10,776,200     10,936,550
                                                                                ----------   ------------   ------------
                                      MEDIA (3.7%)
  1,700             --        1,700   Comcast Corp. Special Class A(a)........      56,321             --         56,321
     --         29,400       29,400   McGraw-Hill Cos., Inc. (The)............          --      2,529,282      2,529,282
     --        100,000      100,000   News Corp. Ltd. (The) Class B(a)........          --      1,759,000      1,759,000
     --        270,900      270,900   Time Warner, Inc.(a)....................          --      4,727,205      4,727,205
                                                                                ----------   ------------   ------------
                                                                                    56,321      9,015,487      9,071,808
                                                                                ----------   ------------   ------------
                                      METALS & MINING (3.6%)
     --         65,000       65,000   AK Steel Corp.(a).......................          --        737,100        737,100
     --         45,000       45,000   Alcoa, Inc. ............................          --      1,362,150      1,362,150
     --         30,000       30,000   Allegheny Technologies, Inc. ...........          --        744,900        744,900
     --         40,000       40,000   Commercial Metals Co. ..................          --      1,372,000      1,372,000
     --         40,000       40,000   Freeport-McMoRan Copper & Gold, Inc.
                                      Class B.................................          --      1,600,400      1,600,400
     --         70,000       70,000   Newmont Mining Corp. ...................          --      2,971,500      2,971,500
                                                                                ----------   ------------   ------------
                                                                                        --      8,788,050      8,788,050
                                                                                ----------   ------------   ------------
                                      MULTILINE RETAIL (1.0%)
  1,100         50,000       51,100   Target Corp. ...........................      54,340      2,470,000      2,524,340
                                                                                ----------   ------------   ------------
                                      OIL & GAS (6.6%)
     --         15,000       15,000   Anadarko Petroleum Corp. ...............          --      1,173,000      1,173,000
     --         41,000       41,000   Apache Corp. ...........................          --      2,572,340      2,572,340
     --         20,000       20,000   BP PLC ADR(c)...........................          --      1,255,200      1,255,200
     --         50,000       50,000   Burlington Resources, Inc. .............          --      2,580,000      2,580,000
     --         30,000       30,000   Devon Energy Corp. .....................          --      1,486,500      1,486,500
     --         27,000       27,000   Murphy Oil Corp. .......................          --      2,739,150      2,739,150
  1,000             --        1,000   Noble Energy, Inc. .....................      70,390             --         70,390
     --         35,000       35,000   Occidental Petroleum Corp. .............          --      2,577,400      2,577,400

LARGE CAP   BLUE CHIP                                                           LARGE CAP     BLUE CHIP
 GROWTH       GROWTH     PRO FORMA                                                GROWTH        GROWTH       PRO FORMA
 SHARES       SHARES       SHARES     COMMON STOCKS (CONTINUED)                   VALUE         VALUE          VALUE
------------------------------------------------------------------------------------------------------------------------
                                      OIL & GAS (CONTINUED)
  1,400         30,000       31,400   Suncor Energy, Inc. ....................  $   58,100   $  1,245,000   $  1,303,100
    900             --          900   Valero Energy Corp. ....................      69,984             --         69,984
  4,066             --        4,066   XTO Energy, Inc. .......................     140,643             --        140,643
                                                                                ----------   ------------   ------------
                                                                                   339,117     15,628,590     15,967,707
                                                                                ----------   ------------   ------------
                                      PHARMACEUTICALS (4.0%)
     --         63,200       63,200   Johnson & Johnson.......................          --      4,224,920      4,224,920
     --         39,100       39,100   Lilly (Eli) & Co. ......................          --      2,001,529      2,001,529
     --        131,950      131,950   Pfizer, Inc. ...........................          --      3,450,492      3,450,492
  1,900             --        1,900   Teva Pharmaceutical Industries Ltd.
                                      ADR(c)..................................      58,368             --         58,368
                                                                                ----------   ------------   ------------
                                                                                    58,368      9,676,941      9,735,309
                                                                                ----------   ------------   ------------
                                      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.4%)
     --         60,000       60,000   Altera Corp.(a).........................          --      1,161,000      1,161,000
     --         34,500       34,500   Analog Devices, Inc. ...................          --      1,231,995      1,231,995
     --         75,000       75,000   Applied Materials, Inc.(a)..............          --      1,203,000      1,203,000
  1,800             --        1,800   Broadcom Corp. Class A(a)...............      53,154             --         53,154
     --        139,300      139,300   Intel Corp. ............................          --      3,205,293      3,205,293
     --         30,000       30,000   KLA-Tencor Corp.(a).....................          --      1,357,500      1,357,500
     --         95,000       95,000   Linear Technology, Inc. ................          --      3,588,150      3,588,150
  2,600             --        2,600   Maxim Intergrated Products, Inc. .......     104,416             --        104,416
     --         50,000       50,000   Microchip Technology, Inc. .............          --      1,264,500      1,264,500
     --              1            1   Taiwan Semiconductor Manufacturing Co.
                                      Ltd. ADR(c).............................          --              8              8
     --         51,400       51,400   Texas Instruments, Inc. ................          --      1,282,944      1,282,944
     --         40,000       40,000   Xilinx, Inc.(a).........................          --      1,151,600      1,151,600
                                                                                ----------   ------------   ------------
                                                                                   157,570     15,445,990     15,603,560
                                                                                ----------   ------------   ------------
                                      SOFTWARE (3.7%)
     --         20,000       20,000   Adobe Systems, Inc. ....................          --      1,337,400      1,337,400
  2,100             --        2,100   Amdocs Ltd.(a)..........................      59,472             --         59,472
     --         40,000       40,000   Electronic Arts, Inc.(a)................          --      2,076,800      2,076,800
  2,700             --        2,700   Mercury Interactive Corp.(a)............     126,360             --        126,360
  5,200        215,200      220,400   Microsoft Corp. ........................     125,424      5,190,624      5,316,048
  6,100             --        6,100   Oracle Corp.(a).........................      76,433             --         76,433
                                                                                ----------   ------------   ------------
                                                                                   387,689      8,604,824      8,992,513
                                                                                ----------   ------------   ------------
                                      SPECIALTY RETAIL (4.3%)
  3,200         70,000       73,200   Bed Bath & Beyond, Inc.(a)..............     116,480      2,548,000      2,664,480
     --         25,000       25,000   Best Buy Co., Inc. .....................          --      1,265,000      1,265,000
     --         63,450       63,450   Home Depot, Inc. (The)..................          --      2,385,720      2,385,720
  2,300             --        2,300   Lowe's Cos., Inc. ......................     129,237             --        129,237
     --        120,300      120,300   Tiffany & Co. ..........................          --      4,052,907      4,052,907
                                                                                ----------   ------------   ------------
                                                                                   245,717     10,251,627     10,497,344
                                                                                ----------   ------------   ------------
                                      TEXTILES, APPAREL & LUXURY GOODS (1.1%)
     --         50,000       50,000   Coach, Inc.(a)..........................          --      2,779,000      2,779,000
                                                                                ----------   ------------   ------------
                                      TRADING COMPANIES & DISTRIBUTORS (0.0%)(B)
  1,100             --        1,100   Fastenal Co. ...........................      60,940             --         60,940
                                                                                ----------   ------------   ------------

LARGE CAP   BLUE CHIP                                                           LARGE CAP     BLUE CHIP
 GROWTH       GROWTH     PRO FORMA                                                GROWTH        GROWTH       PRO FORMA
 SHARES       SHARES       SHARES     COMMON STOCKS (CONTINUED)                   VALUE         VALUE          VALUE
------------------------------------------------------------------------------------------------------------------------
                                      WIRELESS TELECOMMUNICATION SERVICES
                                      (0.7%)
  1,800             --        1,800   Nextel Communications, Inc. Class
                                      A(a)....................................  $   51,300   $         --   $     51,300
     --         59,700       59,700   Vodafone Group PLC ADR(c)...............                  1,572,498      1,572,498
                                                                                ----------   ------------   ------------
                                                                                    51,300      1,572,498      1,623,798
                                                                                ----------   ------------   ------------
                                      Total Common Stock
                                      (Cost $4,331,475, $211,026,306,
                                      $215,357,781)...........................   5,249,098    228,901,509    234,150,607
                                                                                ----------   ------------   ------------
                                      Warrants (0.0%)(b)
                                      ----------------------------------------
                                      COMMUNICATIONS EQUIPMENT (0.0%)(B)
     --         16,335       16,335   Lucent Technologies, Inc.
                                      Strike Price $2.75
                                      Expire 12/10/07.........................          --         10,863         10,863
                                                                                ----------   ------------   ------------
                                      Total Warrants
                                      (Cost $0.01)............................          --         10,863         10,863
                                                                                ----------   ------------   ------------



PRINCIPAL   PRINCIPAL    PRINCIPAL
 AMOUNT       AMOUNT       AMOUNT     SHORT-TERM INVESTMENT (4.0%)
----------------------------------------------------------------------
                                      REPURCHASE AGREEMENT (4.0%)
                                      State Street Bank and Trust Co.
                                      2.61%, dated 4/1/05, due 4/4/05
                                      Proceeds at maturity $9,698,109
                                      (Collateralized by $9,535,000
                                      U.S. Treasury Note, 5.875%, due
                                      11/30/05, market value including
                                      accrued interest $6,892,563)....
  $  --     $9,696,000   $9,696,000                                                       --        9,696,000        9,696,000
                                                                                  ----------     ------------     ------------
                                      Total Repurchase Agreement
                                      (Cost $9,696,000)...............                    --        9,696,000        9,696,000
                                                                                  ----------     ------------     ------------
                                      Total Short-Term Investment
                                      (Cost $9,696,000)...............                    --        9,696,000        9,696,000
                                                                                  ----------     ------------     ------------
                                      Total Investments
                                      (Cost $4,331,475, $220,722,306,
                                      $225,053,781)(d)................  100.1%     5,249,098(e)   238,608,372(e)   243,857,470(e)
                                      Liabilities in Excess of Cash &
                                      Other Assets....................   (0.1)       141,804         (442,598)        (300,794)
                                                                        -----     ----------     ------------     ------------
                                      Net Assets......................  100.0%    $5,390,902     $238,165,774     $243,556,676
                                                                        =====     ==========     ============     ============


---------------

(a)  Non-income producing security.



(b)  Less than one-tenth of a percent.



(c)  ADR-American Depositary Receipt.



(d)  The cost for federal income tax purposes is $225,053,781.



(e) At April 1, 2005 net unrealized appreciation was $18,803,689, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $31,761,027 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,957,338.

            STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 1, 2005



                                                               LARGE CAP                                     PRO FORMA
                                                                GROWTH        BLUE CHIP      PRO FORMA       COMBINED
                                                                 FUND        GROWTH FUND    ADJUSTMENTS     (UNAUDITED)
                                                              -----------   -------------   -----------   ---------------
ASSETS:
Investment in securities, at value*.........................  $5,249,098    $ 238,608,372   $       --     $ 243,857,470
Cash........................................................     175,636           45,149           --           220,785
Receivables:
 Investment securities sold.................................          --       11,742,749           --        11,742,749
 Dividends and Interest.....................................       4,969          133,190           --           138,159
 Fund shares sold...........................................      10,000          159,128           --           169,128
Other assets................................................          12          140,315           --           140,327
                                                              -----------   -------------   -----------    -------------
   Total assets.............................................   5,439,715      250,828,903           --       256,268,618
                                                              -----------   -------------   -----------    -------------

LIABILITIES:
Payables:
 Investment securities purchased............................      41,632       11,245,206           --        11,286,838
 Fund shares redeemed.......................................          55          494,479           --           494,534
 Transfer agent.............................................          43          403,634           --           403,677
 NYLIFE Distributors........................................          37          174,518           --           174,555
 Manager....................................................       5,983          219,961           --           225,944
 Professional...............................................         211           18,050                         18,261
 Custodian..................................................          47            7,992           --             8,039
 Trustees...................................................          64            1,581           --             1,645
Accrued expenses............................................         741           97,707           --            98,448
                                                              -----------   -------------   -----------    -------------
   Total liabilities........................................      48,813       12,663,129           --        12,711,942
                                                              -----------   -------------   -----------    -------------
Net assets..................................................  $5,390,902    $ 238,165,774   $       --     $ 243,556,676
                                                              ===========   =============   ===========    =============
* Cost of investments in securities.........................  $4,331,475    $ 220,722,306   $       --     $ 225,053,781
COMPOSITION OF NET ASSETS:
Capital Stock (par value of $.01 per share)
 1 billion shares authorized
 Class A....................................................  $   11,222    $      63,053   $       --     $      74,275
 Class B....................................................           4          186,725           --           186,729
 Class C....................................................           4            7,936           --             7,940
 Class I....................................................           4               --           --                 4
 R1.........................................................           4               --           --                 4
 R2.........................................................           4               --           --                 4
Additional paid-in capital..................................   5,895,493      402,842,240           --       408,737,734
Accumulated undistributed net investment income.............  (1,468,146)        (477,067)          --        (1,945,213)
Accumulated net realized loss on investments................      34,690     (182,343,179)          --      (182,308,489)
Net unrealized appreciation on investments..................     917,623       17,886,066           --        18,803,689
                                                              -----------   -------------   -----------    -------------
Net assets..................................................  $5,390,902    $ 238,165,774   $       --     $ 243,556,676
                                                              ===========   =============   ===========    =============
CLASS A
Net assets applicable to outstanding shares.................  $5,380,977    $  60,557,518   $       --     $  65,938,495
                                                              ===========   =============   ===========    =============
Shares of beneficial interest outstanding...................   1,122,224        6,305,308    6,338,333(a)     13,765,865
                                                              ===========   =============   ===========    =============
Net asset value per share outstanding.......................  $     4.79    $        9.60   $       --     $        4.79
Maximum sales charge (5.50% of offering price)..............        0.28             0.56         0.00              0.28
                                                              -----------   -------------   -----------    -------------
Maximum offering price per share outstanding................  $     5.07    $       10.16   $     0.00     $        5.07
                                                              ===========   =============   ===========    =============
CLASS B
Net assets applicable to outstanding shares.................  $    1,985    $ 170,367,772   $       --     $ 170,369,757
                                                              ===========   =============   ===========    =============
Shares of beneficial interest outstanding...................         414       18,672,429   16,894,956(a)     35,567,799
                                                              ===========   =============   ===========    =============
Net asset value and offering price per share outstanding....  $     4.79    $        9.12   $       --     $        4.79
                                                              ===========   =============   ===========    =============
CLASS C
Net assets applicable to outstanding shares.................  $    1,985    $   7,240,484   $       --     $   7,242,469
                                                              ===========   =============   ===========    =============
Shares of beneficial interest outstanding...................         414          793,582      718,002(a)      1,511,998
                                                              ===========   =============   ===========    =============
Net asset value and offering price per share outstanding....  $     4.79    $        9.12   $       --     $        4.79
                                                              ===========   =============   ===========    =============
CLASS I
Net assets applicable to outstanding shares.................  $    1,985    $          --   $       --     $       1,985
                                                              ===========   =============   ===========    =============
Shares of beneficial interest outstanding...................         414               --           --               414
                                                              ===========   =============   ===========    =============
Net asset value and offering price per share outstanding....  $     4.79    $          --   $       --     $        4.79
                                                              ===========   =============   ===========    =============
CLASS R1
Net assets applicable to outstanding shares.................  $    1,985    $          --   $       --     $       1,985
                                                              ===========   =============   ===========    =============
Shares of beneficial interest outstanding...................         414               --           --               414
                                                              ===========   =============   ===========    =============
Net asset value and offering price per share outstanding....  $     4.79    $          --   $       --     $        4.79
                                                              ===========   =============   ===========    =============
CLASS R2
Net assets applicable to outstanding shares.................  $    1,985    $          --   $       --     $       1,985
                                                              ===========   =============   ===========    =============
Shares of beneficial interest outstanding...................         414               --           --               414
                                                              ===========   =============   ===========    =============
Net asset value and offering price per share outstanding....  $     4.79    $          --   $       --     $        4.79
                                                              ===========   =============   ===========    =============


---------------


(a) Reflects new shares issued, net of retired shares of Blue Chip Growth Fund. (Calculation: Net Assets/NAV per share)

            STATEMENT OF OPERATIONS FOR THE YEAR ENDED APRIL 1, 2005



                                                   LARGE CAP    BLUE CHIP                     PRO FORMA
                                                    GROWTH       GROWTH       PRO FORMA       COMBINED
                                                    FUND(E)       FUND       ADJUSTMENTS     (UNAUDITED)
                                                   ---------   -----------   -----------     -----------
INVESTMENT INCOME:
Income:
  Dividends(a)...................................  $  37,622   $ 2,934,338    $      --      $ 2,971,960
  Interest.......................................      9,279        81,150           --           90,429
                                                   ---------   -----------    ---------      -----------
     Total Income................................     46,901     3,015,488           --        3,062,389
                                                   ---------   -----------    ---------      -----------
Expenses:
  Manager........................................     48,216     2,567,750     (561,766)(b)    2,054,200
  Distribution -- Class B(c).....................      5,318     1,384,123           --        1,389,441
  Distribution -- Class C(c).....................        585        65,216           --           65,801
  Transfer agent.................................      1,467     1,640,260           --        1,641,727
  Service(c).....................................     15,517       641,938           --          657,455
  Shareholder communication......................     23,464       123,952      (28,516)(b)      118,900
  Recordkeeping..................................     12,000        52,229      (11,684)(b)       52,545
  Professional...................................     33,263        60,028      (38,629)(b)       54,662
  Custodian......................................     17,021        32,740      (13,797)(b)       35,964
  Registration...................................     12,289        45,539      (15,028)(b)       42,800
  Trustees.......................................        965        21,093           --           22,058
  Miscellaneous..................................     10,074        25,390      (10,577)(b)       24,887
                                                   ---------   -----------    ---------      -----------
     Total expenses before reimbursement.........    180,179     6,660,258     (679,997)       6,160,440(d)
Expense reimbursement from Manager...............    (89,898)   (1,422,219)     429,937       (1,082,180)
                                                   ---------   -----------    ---------      -----------
     Total expenses..............................     90,281     5,238,039     (250,060)       5,078,260
                                                   ---------   -----------    ---------      -----------
Net investment income............................    (43,380)   (2,222,551)     250,060       (2,015,871)
                                                   ---------   -----------    ---------      -----------
REALIZED AND UNREALIZED GAIN ON
Net realized gain on investments.................     34,690     3,447,181           --        3,481,871
                                                   ---------   -----------    ---------      -----------
Net unrealized gain on investments...............   (368,169)   12,103,504           --       11,735,335
                                                   ---------   -----------    ---------      -----------
Net realized and unrealized gain on
  investments....................................   (333,479)   15,550,685                    15,217,206
                                                   ---------   -----------    ---------      -----------
Net increase in net assets resulting from
  operations.....................................  $(376,859)  $13,328,134    $ 250,060      $13,201,335
                                                   ---------   -----------    ---------      -----------
---------------
(a) Dividends recorded net of foreign withholding
    taxes of.....................................         --   $    23,722           --      $    23,722



(b) Reflects adjustment in expenses due to elimination of duplicate services and/or reduction in management fees.



(c) The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 for each class of shares. Under the Class A Plan, 0.25% of the average daily net assets of Class A shares is paid for both distribution and shareholder services; this expense amount is reflected in the "Service" line. Under the Class B and Class C Plans, 0.75% of the average daily net assets of Class B and C shares is paid for distribution and 0.25% is paid for shareholder services; these expense amounts are reflected separately in the "Distribution" and "Service" lines, respectively.



(d) NYLIM has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.40% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C, I, R1, R2 shares of the Fund.



(e) Large Cap Growth Fund was first offered on April 1, 2005. Expenses reflect estimates of expenses incurred for a complete fiscal year.

              NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)



NOTE 1 -- BASIS OF COMBINATION:



     On December 10, 2004, the Board of Trustees of The MainStay Funds (the "Trust") approved the combination if whereby, subject to the approval by the shareholders of MainStay Blue Chip Growth Fund ("Blue Chip Fund"), MainStay Large Cap Growth Fund ("Large Cap Fund"), a series of the Trust, will acquire all of the assets of Blue Chip Fund, also a series of the Trust, and assume the liabilities of such Fund, in exchange for a number of shares of Large Cap Fund equal in value to the net assets of the Blue Chip Fund (the "Reorganization").



     The accounting survivor in the Reorganization will be the Large Cap Fund. This is because, following the Reorganization, the surviving Fund will have the same investment adviser and the same investment objectives, policies and restrictions as the Large Cap Fund. It should be noted that the Blue Chip Fund currently has a significantly larger asset base than the Large Cap Fund.



     The Reorganization will be accounted for as a tax-free reorganization. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at April 1, 2005. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of Blue Chip Fund and Large Cap Fund at April 1, 2005. The unaudited pro forma statement of operations reflects the results of operations of Blue Chip Fund for the year ended April 1, 2005 and at April 1, 2005, the first day of operations, for the Large Cap Fund. It should be noted that on March 31, 2005, the Large Cap Fund underwent a separate reorganization with the FMI Winslow Growth Fund. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for Blue Chip Fund and Large Cap Fund under generally accepted accounting principles in the United States. The historical cost of investment securities will be carried forward to the surviving entity.



     The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund that are incorporated by reference in the Statements of Additional Information.



NOTE 2 -- SECURITY VALUATION:



     The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.



     Equity securities are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open.



NOTE 3 -- CAPITAL SHARES:



     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Blue Chip Fund by Large Cap Fund as of April 1, 2005. The number of additional shares issued was calculated by dividing the net asset value of each Class of Blue Chip Fund by the respective Class net asset value per share of Large Cap Fund.



NOTE 4 -- UNAUDITED PRO FORMA ADJUSTMENTS:



     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 1, 2005. Blue Chip Fund expenses were adjusted assuming Large Cap Fund's fee structure was in effect for the year ended April 1,2005.



NOTE 5 -- USE OF ESTIMATES:



     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.



NOTE 6 -- FEDERAL INCOME TAXES:



     Each Fund's policy is to be treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.



     The Funds intend to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset Large Cap Fund's capital gains in any given year, may be limited as a result of the previous reorganization. Similarly, following the Reorganization, the Large Cap Fund may not have full use of any capital loss carryforward of the Blue Chip Fund, since use of any such carryforward may be limited by the reorganization. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     JOINT ACCOUNTS: Both parties must sign; the names of the parties signing should conform exactly to the name shown in the registration on the proxy card.

     ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

     For example:

REGISTRATION                                                 VALID SIGNATURE
------------                                                 ---------------
CORPORATE ACCOUNTS
(1) ABC Corp. ..............................   ABC Corp. John Doe, Treasurer
(2) ABC Corp. ..............................   John Doe, Treasurer
(3) ABC Corp. c/o John Doe..................   John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan...........   John Doe, Trustee
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership.....................   Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership....   Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust...............................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78.....   Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B.
  Smith, Jr. UGMA/UTMA......................   John B. Smith, Custodian for John B. Smith
                                               Jr., UGMA/UTMA
(2) Estate of John B. Smith.................   John B. Smith, Jr., Executor Estate of John
                                               B. Smith

                                   PROXY CARD

                               THE MAINSTAY FUNDS


     FOR SPECIAL MEETING OF SHAREHOLDERS OF MAINSTAY BLUE CHIP GROWTH FUND


                           TO BE HELD ON MAY 25, 2005


    The undersigned shareholder of MainStay Blue Chip Growth Fund (the "Blue Chip Fund"), a series of The MainStay Funds (the "Trust"), hereby constitutes and appoints Marguerite E.H. Morrison, Patrick J. Farrell and Michael Hession, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Blue Chip Fund held in his or her name on the books of the Blue Chip Fund and which he or she is entitled to vote at the Special Meeting of Shareholders of the Blue Chip Fund, to be held at the principal offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on May 25, 2005, beginning at approximately 9:00 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting with all the powers that the undersigned would possess if personally present, and designated on the reverse hereof.



    The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Blue Chip Fund and the Proxy Statement/Prospectus dated April 27, 2005.



    Your proxy is important to assure a quorum at the Special Meeting of Shareholders of the Blue Chip Fund whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

                          (Continued and to be dated and signed on reverse side)

    The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Agreement and Plan of Reorganization providing for (a) the acquisition of the assets of the Fund by the MainStay Large Cap Growth Fund ("Large Cap Fund"), a series of the Trust, in exchange for shares of the Large Cap Fund and the assumption of all liabilities of the Blue Chip Fund by the Large Cap Fund; and (b) the subsequent liquidation of the Blue Chip Fund. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

    Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.


THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.



                          PROPOSAL                                  FOR          AGAINST        ABSTAIN
                          --------                                  ---          -------        -------
To approve an Agreement and Plan of Reorganization providing        [ ]            [ ]            [ ]
for(i) the acquisition of the assets of the Blue Chip Fund
by the Large Cap Fund, a series of the Trust, in exchange
for shares of the Large Cap Fund and the assumption of all
liabilities of the Blue Chip Fund by the Large Cap Fund; and
(ii) the subsequent liquidation of the Blue Chip Fund.......


PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE:  [X]
    Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

                                    Date:                                 , 2005
                                            ---------------------------

                                    --------------------------------------------
                                    Signature(s)

                                    --------------------------------------------
                                    Signature(s)


    [ ]  Please check this box if you plan to attend the Special Meeting

                               THE MAINSTAY FUNDS

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including The MainStay Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

     Article IV of Registrant's Declaration of Trust states as follows:

     SECTION 4.3.  Mandatory Indemnification.

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

          (i) against any liability to the Trust or a Series thereof or the shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

          (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

             (A) by the court or other body approving the settlement or other disposition; or

             (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this
Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

          (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a "Non-interested Trustee" is one who is not
(i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

     (1) Form of Declaration of Trust as Amended and Restated December 31, 1994 -- Previously filed as Exhibit a(4) to Post-Effective Amendment No. 53 to the Trust's Registration Statement.

     (2) Amended and Restated By-Laws dated December 31, 1994 -- Previously filed as Exhibit 2(b) to Post-Effective Amendment No. 32 to the Trust's Registration Statement

     (3) Not Applicable.

     (4) Form of Agreement and Plan of Reorganization -- Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

     (5) See the Declaration of Trust, as amended and supplemented from time to time (Exhibit 1, above), and the Amended and Restated By-Laws dated December 31, 1994 (Exhibit 2, above).


     (6) (a) Amended and Restated Management Agreement between The MainStay Funds and New York Life Investment Management LLC -- Previously filed as Exhibit
(d)(1) to Post-Effective Amendment No. 74 to the Trust's Registration Statement


     (b) Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and Gabelli Asset Management Company -- Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 62 to the Trust's Registration Statement

     (c) Sub-Advisory Agreement between New York Life Investment Management LLC and Winslow Capital Management Inc. -- Previously filed as Exhibit (d)(2)(f) to Post-Effective Amendment No. 74 to the Trust's Registration Statement


     (7) (a) Amended and Restated Master Distribution Agreement between the MainStay Funds and NYLIFE Distributors Inc. -- Previously filed as Exhibit
(e)(1) to Post-Effective Amendment No. 62 to the Trust's Registration Statement

     (b) Form of Soliciting Dealer Agreement -- Previously filed as Exhibit e(2)(a) to Post-Effective Amendment No. 53 to the Trust's Registration Statement

     (8) Not Applicable.

     (9) Custodian Contract with The Bank of New York -- Previously filed as
Exhibit 8(a) to Post-Effective Amendment No. 7 to the Trust's Registration Statement.

     (10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) -- Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 62 to the Trust's Registration Statement.

     (b) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) -- Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 62 to the Trust's Registration Statement

     (c) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) -- Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 62 to the Trust's Registration Statement.


     (11) Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters -- filed herewith.


     (12) Form of opinion of Dechert LLP regarding tax matters. (to be filed by amendment)

     (13) Not Applicable.


     (14) (a) Consent of Registered Public Accounting Firm -- filed herewith



     (b) Consent of Registered Public Accounting Firm -- filed herewith


     (15) Not Applicable.

     (16) Powers of Attorney -- Previously filed with Post-Effective Amendment No. 73 to the Trust's Registration Statement.

ITEM 17.  UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of Registrant in the City of New York and the State of New York on the 27th day of April, 2005.

                                          THE MAINSTAY FUNDS

                                          By:     /s/ GARY E. WENDLANDT
                                            ------------------------------------
                                                     Gary E. Wendlandt*
                                                          Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2005.

              SIGNATURE                                       TITLE
              ---------                                       -----

        /s/ GARY E. WENDLANDT                    President, Chairman and Trustee
--------------------------------------
          GARY E. WENDLANDT*


        /s/ PATRICK J. FARRELL            Vice President, Treasurer and Chief Financial
--------------------------------------               and Accounting Officer
          PATRICK J. FARRELL


         /s/ EDWARD J. HOGAN                                 Trustee
--------------------------------------
           EDWARD J. HOGAN*


          /s/ CHARLYNN GOINS                                 Trustee
--------------------------------------
           CHARLYNN GOINS*


         /s/ TERRY L. LIERMAN                                Trustee
--------------------------------------
          TERRY L. LIERMAN*


        /s/ JOHN B. MCGUCKIAN                                Trustee
--------------------------------------
          JOHN B. MCGUCKIAN*


       /s/ DONALD E. NICKELSON                               Trustee
--------------------------------------
         DONALD E. NICKELSON*




 *By:    /s/ MARGUERITE E.H. MORRISON
        ------------------------------
           MARGUERITE E.H. MORRISON
             As Attorney-in-Fact*

---------------

* Pursuant to Powers of Attorney filed with Post-Effective Amendment No. 75 to the Trust's Registration Statement

                                 EXHIBIT INDEX

  EXHIBIT
  -------
   11          --    Opinion and consent of Dechert LLP
   14(a)       --    Consent of Registered Public Accounting Firm
   14(b)       --    Consent of Registered Public Accounting Firm